                                                                   Exhibit 10.41
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                           RECEIVABLES LOAN AGREEMENT


                            DATED AS OF MAY 18, 1999


                                      AMONG


                      EAGLE-PICHER ACCEPTANCE CORPORATION,
                                AS THE BORROWER,


                         EAGLE-PICHER INDUSTRIES, INC.,
                        AS THE INITIAL COLLECTION AGENT,


                               ABN AMRO BANK N.V.,
                         AS THE ADMINISTRATIVE AGENT AND
                         AS THE AMSTERDAM LENDER AGENT,


                       THE LENDER AGENTS FROM TIME TO TIME
                                  PARTY HERETO,


                                THE RELATED BANK
                     LENDERS FROM TIME TO TIME PARTY HERETO,


                         AMSTERDAM FUNDING CORPORATION,
                               AS A CONDUIT LENDER


                                       AND


                       THE OTHER CONDUIT LENDERS FROM TIME
                              TO TIME PARTY HERETO





===============================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I                  LOANS TO BORROWER AND SETTLEMENTS......................................................1

       Section 1.1.        Loans..................................................................................1
       Section 1.2.        Interim Liquidations...................................................................3
       Section 1.3.        Selection of Interest Rates and Periods................................................3
       Section 1.4.        Interest, Fees and Other Costs and Expenses............................................3
       Section 1.5.        Maintenance of Secured Interest; Deemed Collection.....................................4
       Section 1.6.        Reduction in Loan Commitments..........................................................5
       Section 1.7.        Optional Prepayments...................................................................5
       Section 1.8.        Assignment of each Purchase Agreement..................................................5
       Section 1.9.        Extension of Termination Date..........................................................5

ARTICLE II                 SALES TO AND FROM LENDERS; ALLOCATIONS.................................................6

       Section 2.1.        Transfer of Conduit Lender Loans.......................................................6
       Section 2.2.        Lender Reporting.......................................................................6
       Section 2.3.        Allocations and Distributions..........................................................6

ARTICLE III                ADMINISTRATION AND COLLECTIONS.........................................................7

       Section 3.1.        Appointment of Collection Agent........................................................7
       Section 3.2.        Duties of Collection Agent.............................................................8
       Section 3.3.        Reports................................................................................9
       Section 3.4.        Lock-Box Arrangements..................................................................9
       Section 3.5.        Enforcement Rights....................................................................10
       Section 3.6.        Collection Agent Fee..................................................................10
       Section 3.7.        Responsibilities of the Borrower......................................................11
       Section 3.8.        Actions by Borrower...................................................................11
       Section 3.9.        Indemnities by the Collection Agent...................................................11

ARTICLE IV                 REPRESENTATIONS AND WARRANTIES........................................................12

       Section 4.1.        Representations and Warranties........................................................12

ARTICLE V                  COVENANTS.............................................................................14

       Section 5.1.        Covenants of the Borrower.............................................................14

ARTICLE VI                 INDEMNIFICATION.......................................................................18

       Section 6.1.        Indemnities by the Borrower...........................................................18
       Section 6.2.        Increased Cost and Reduced Return.....................................................20
       Section 6.3.        Other Costs and Expenses..............................................................21
       Section 6.4.        Withholding Taxes.....................................................................21

       Section 6.5.        Payments and Allocations..............................................................22

ARTICLE VIII               CONDITIONS PRECEDENT..................................................................22

       Section 7.1.        Conditions to Closing.................................................................22
       Section 7.2.        Conditions to Each Loan...............................................................23

ARTICLE IX                 THE ADMINISTRATIVE AGENT..............................................................24

       Section 8.1.        Appointment and Authorization.........................................................24
       Section 8.2.        Delegation of Duties..................................................................25
       Section 8.3.        Exculpatory Provisions................................................................25
       Section 8.4.        Reliance by Agents....................................................................25
       Section 8.5.        Assumed Payments......................................................................26
       Section 8.6.        Notice of Termination Events..........................................................26
       Section 8.7.        Non-Reliance on Administrative Agent and Other Lenders................................27
       Section 8.8.        Agents and Affiliates.................................................................27
       Section 8.9.        Indemnification.......................................................................27
       Section 8.10.       Successor Administrative Agent........................................................28

ARTICLE IX                 MISCELLANEOUS.........................................................................28

       Section 9.1.        Termination...........................................................................28
       Section 9.2.        Notices...............................................................................28
       Section 9.3.        Payments and Computations.............................................................29
       Section 9.4.        Sharing of Recoveries.................................................................29
       Section 9.5.        Right of Setoff.......................................................................29
       Section 9.6.        Amendments............................................................................29
       Section 9.7.        Waivers...............................................................................30
       Section 9.8.        Successors and Assigns; Participations; Assignments...................................30
       Section 9.9.        Intended Tax Characterization.........................................................31
       Section 9.10.       Confidentiality.......................................................................31
       Section 9.11.       Reserved..............................................................................31
       Section 9.11.       Confidentiality of Agreement..........................................................31
       Section 9.12.       Agreement Not to Petition.............................................................32
       Section 9.13.       Excess Funds..........................................................................32
       Section 9.14.       No Recourse...........................................................................32
       Section 9.15.       Headings; Counterparts................................................................32
       Section 9.16.       Cumulative Rights and Severability....................................................33
       Section 9.17.       Governing Law; Submission to Jurisdiction.............................................33
       SECTION 9.18.       WAIVER OF TRIAL BY JURY...............................................................33
       Section 9.19.       Entire Agreement......................................................................33

signature........................................................................................................34

SCHEDULES             DESCRIPTION

Schedule I            Definitions
Schedule II Related Bank Lenders and Loan Commitments of Related Bank Lenders

EXHIBITS             DESCRIPTION

Exhibit A             Form of Incremental Loan Request
Exhibit B-1           Form of Periodic Report
Exhibit B-2           Form of Daily Report
Exhibit C             Addresses and Names of Borrower and each Originator
Exhibit D             Subsidiaries
Exhibit E             Lock-Boxes and Lock-Box Banks
Exhibit F             Form of Lock-Box Letter
Exhibit G             Compliance Certificate
Exhibit H             Credit and Collection Policies
Exhibit I             Litigation

                           RECEIVABLES LOAN AGREEMENT



         RECEIVABLES LOAN AGREEMENT, dated as of May 18, 1999, among Eagle-Picher Acceptance Corporation, an Ohio corporation, as Borrower (the "Borrower"), Eagle-Picher Industries, Inc., a Delaware corporation, as Initial Collection Agent (the "Initial Collection Agent"), ABN AMRO Bank N.V., as the Amsterdam Lender Agent and as administrative agent for the Lenders (the "Administrative Agent"), the Lender Agents from time to time party hereto (collectively with the Amsterdam Lender Agent, the "Lender Agents") the Related Bank Lenders from time to time party hereto (the "Related Bank Lenders") Amsterdam Funding Corporation, as a Conduit Lender ("Amsterdam") and the other Conduit Lenders from time to time party hereto. Certain capitalized terms used herein, and certain rules of construction, are defined in Schedule I. The Related Bank Lenders and the Loan Commitments of all Related Bank Lenders are listed on Schedule II.

         The parties hereto agree as follows:


                                    ARTICLE I
                        LOANS TO BORROWER AND SETTLEMENTS

         Section 1.1.    Loans.

         (a) The Secured Interest. Subject to the terms and conditions hereof, the Borrower may, from time to time before the Termination Date, request the Conduit Lenders or, only if an Uncommitted Conduit Lender denies such request or is unable to fund, ratably request that the Related Bank Lenders make loans secured by an undivided percentage security interest in the Receivables and all related Collections. Any such loan made by a Conduit Lender or a Related Bank Lender (a "Loan") shall be made by each relevant Lender remitting funds to the Borrower, through each respective Lender Agent, pursuant to Section 1.1(c) or by the Collection Agent remitting Collections to the Borrower pursuant to Section 1.1(d). The aggregate percentage security interest so acquired by a Lender in the Receivables and related Collections (its "Loan Interest") shall equal at any time the following quotient:

                                 LA
                                 ---    +   LRP
                                 ERB


where:

        LA    =      the outstanding Loan Amount of such Lender at such time;

        LRP   =      the Lender Reserve Percentage at such time; and

        ERB   =      the Eligible Receivables Balance at such time.

Except during a Liquidation Period for a Lender, such Lender's Loan Interest will change whenever its Loan Amount, its Lender Reserve Percentage or the Eligible Receivables Balance changes. During a Liquidation Period for a Lender its Loan Interest shall remain constant, except for redeterminations of the Loan Interests of Lenders to reflect Loan Amounts acquired from or transferred to a Liquidity Bank or an Enhancement Bank under Article II. The sum of all Loan Interests of the Lenders at any time is referred to herein as the "Secured Interest", which at any time is the aggregate percentage security interest then held by such Lenders in the Receivables and Collections.

         (b) Uncommitted Conduit Lender Loan Option and Committed Conduit Related Bank Lenders' Loan Commitments. Subject to Section 1.1(d) concerning Reinvestment Loans, at no time will an Uncommitted Conduit Lender have any obligation to make a Loan. Each Committed Conduit Lender and each Related Bank Lender severally hereby agrees, subject to Section 7.2 and the other terms and conditions hereof, to make Loans before the Termination Date, based on the applicable Lender Group's Ratable Share of each Loan (and, in the case of each Related Bank Lender, its Commitment Percentage of its Lender Group's Ratable Share of such Loan) to the extent its Loan Amount would not thereby exceed its Loan Commitment and the Aggregate Loan Amount would not thereby exceed the Loan Limit. Each Lender's first Loan and each additional Loan by such Lender not made from Collections pursuant to Section 1.1(d) is referred to herein as an "Incremental Loan." Each Loan made by a Lender with the proceeds of Collections in which it has a Loan Interest, which does not increase the outstanding Loan Amount of such Lender, is referred to herein as a "Reinvestment Loan."

         (c) Incremental Loans. In order to request an Incremental Loan from a Lender, the Borrower must provide to each Lender Agent an irrevocable written request (including by telecopier or other facsimile communication) substantially in the form of Exhibit A, by 10:00 a.m. (Chicago time) three Business Days before the requested date (the "Loan Date") of such Incremental Loan, the requested Loan Date (which must be a Business Day) and the requested amount of such Incremental Loan, which must be in a minimum amount of $1,000,000 and multiples thereof (or, if less, an amount equal to the Maximum Incremental Loan Amount). An Incremental Loan may only be requested from a Conduit Lender unless, in the case of an Uncommitted Conduit Lender, such Uncommitted Conduit Lender, in its sole discretion, determines not to make such Incremental Loan, in which case the Borrower may request such Incremental Loan from the Related Bank Lenders. If the Loan is requested from an Uncommitted Conduit Lender and such Uncommitted Conduit Lender determines, in its sole discretion, to make the requested Loan, such Uncommitted Conduit Lender shall transfer to the Borrower's Account the amount of such Incremental Loan by no later than 1:00 p.m. (Chicago time) on the Loan Date. If the Incremental Loan is requested from a Committed Conduit Lender or the Related Bank Lenders for a Lender Group, subject to
Section 7.2 and the other terms and conditions hereof, such Committed Conduit Lender or the Related Bank Lenders for a Lender Group shall transfer the applicable Lender Group's Ratable Share of each Loan (and, in the case of each Related Bank Lender, its Commitment Percentage of its Lender Group's Ratable Share of such Loan) into the Borrower's Account by no later than 1:00 p.m. (Chicago time) on the Loan Date.

         (d) Reinvestment Loans. Unless an Uncommitted Conduit Lender has provided to the Administrative Agent, each Lender Agent, the Borrower, and the Collection Agent a notice still in effect that it no longer wishes to make Reinvestment Loans (in which case such Uncommitted Conduit Lender's Reinvestment Loans, but not those of its Related Bank Lenders or any Committed Conduit Lender, shall cease), at any time before the Termination Date when no Interim Liquidation is in effect, on each day that any Collections are received by the Collection Agent a Lender's Loan Interest in such Collections shall automatically be used to make a Reinvestment Loan by such Lender, but only to the extent such Reinvestment Loan would not cause the Lender's Loan Amount to increase above the amount of such Loan Amount at the start of the day plus any Incremental Loans made by the Lender on that day. An Uncommitted Conduit Lender may revoke any notice provided under the first sentence of this Section 1.1(d) by notifying the Administrative Agent, each Lender Agent, the Borrower, and the Collection Agent that it will make Reinvestment Loans.

         (e) Security Interest. To secure all of the Borrower's obligations under the Transaction Documents, the Borrower hereby grants to the Administrative Agent (for the benefit of the Lenders) a security interest in all of the Borrower's rights in the Receivables, the Collections, and the Lock-Box Accounts.

         Section 1.2. Interim Liquidations. (a) Optional. The Borrower may at any time direct that Reinvestment Loans cease and that an Interim Liquidation commence for all Lenders by giving the Administrative Agent, each Lender Agent and the Collection Agent at least three Business Days' written (including telecopy or other facsimile communication) notice specifying the date on which the Interim Liquidation shall commence and, if desired, when such Interim Liquidation shall cease before the Termination Date (identified as a specific date or as when the Aggregate Loan Amount is reduced to a specified amount). If the Borrower does not so specify the date on which an Interim Liquidation shall cease, it may cause such Interim Liquidation to cease at any time before the Termination Date, subject to Section 1.2(b) below, by notifying the Administrative Agent and the Collection Agent in writing (including by telecopy or other facsimile communication) at least three Business Days before the date on which it desires such Interim Liquidation to cease.

         (b) Mandatory. If at any time before the Termination Date any condition in Section 7.2 is not fulfilled, the Borrower shall immediately notify the Administrative Agent, each Lender Agent and the Collection Agent, whereupon Reinvestment Loans shall cease and an Interim Liquidation shall commence, which shall only cease upon the Borrower confirming to the Administrative Agent that the conditions in Section 7.2 are fulfilled.

         Section 1.3. Selection of Interest Rates and Periods. Selection of interest rates and related matters for each Lender Group shall be as provided in the Rate Supplement for each Lender Group (each a "Rate Supplement").

         Section 1.4. Interest, Fees and Other Costs and Expenses. (a) Each Lender Agent shall receive for the ratable benefit of its Lender Group, such amounts as agreed to with the Lenders in the Fee Letter for such Lender Group.

         (b) Each Loan Amount shall be payable solely from Collections and from amounts payable under Sections 1.5, 1.7 and 6.1 (to the extent amounts paid under Section 6.1 indemnify against reductions in or non-payment of Receivables). The Borrower shall pay, as a full recourse obligation, all other amounts payable hereunder and under the Rate Supplements and Fee Letters, including, without limitation, all interest, fees described in clauses (a) and
(b) above and amounts payable under Article VI.

         (c) On each Settlement Date, the Borrower shall pay to each Lender Agent for the account of the Lenders in the applicable Lender Group, accrued interest on the Loan Amounts of such Lenders as specified in the Rate Supplement for the applicable Lender Group for the Settlement Period relating to such Settlement Date.

         Section 1.5. Maintenance of Secured Interest; Deemed Collection. (a) General. If on any day before the Termination Date the Daily Maximum Advance shown on the Daily Report submitted on such date is less than the Aggregate Loan Amount (or if a Termination Event exists, the Matured Aggregate Loan Amount), the Borrower shall (i) notify each Lender Agent of such event by not later than 1:00 p.m. (Chicago time) on such date and (ii) not later than 1:00 p.m. (Chicago time) on the next Business Day, pay to each Lender Agent each respective Lender Group's pro rata portion of the amount equal to the nearest multiple of $250,000 that is greater than such deficiency for application to reduce the Loan Amounts of the Lender Groups ratably in accordance with the principal amount of their respective Loan Amounts.

         (b) Deemed Collections. If on any day the outstanding balance of a Receivable is reduced or cancelled as a result of any defective or rejected goods or services, any cash discount or adjustment (including any adjustment resulting from the application of any special refund or other discounts or any reconciliation), any setoff or credit (whether such claim or credit arises out of the same, a related, or an unrelated transaction) or other similar reason not arising from the financial inability of the Obligor to pay undisputed indebtedness, the Borrower shall be deemed to have received two Business Days after such day a Collection on such Receivable in the amount of such reduction or cancellation. If on any day any representation, warranty, covenant or other agreement of the Borrower related to a Receivable is not true or is not satisfied, the Borrower shall be deemed to have received two Business Days after such day a Collection in the amount of the outstanding balance of such Receivable. All such Collections deemed received by the Borrower under this
Section 1.5(b) shall be remitted by the Borrower to the Collection Agent in accordance with Section 5.1(i).

         (c) Adjustment to Secured Interest. At any time before the Termination Date that the Borrower is deemed to have received any Collection under Section 1.5(b) ("Deemed Collections") that derive from a Receivable that is otherwise reported as an Eligible Receivable, so long as no Liquidation Period then exists, the Borrower may satisfy its obligation to deliver such amount to the Collection Agent by instead notifying each Lender Agent that the Secured Interest should be recalculated by decreasing the Eligible Receivables Balance by the amount of such Deemed Collections, so long as such adjustment does not cause the Secured Interest to exceed 100%.

         (d) Payment Assumption. Unless an Obligor otherwise specifies or another application is required by contract or law, any payment received by the Borrower from any Obligor shall be applied as a Collection of Receivables of such Obligor (starting with the oldest such Receivable) and remitted to the Collection Agent as such.

         Section 1.6. Reduction in Loan Commitments. The Borrower may, provided that the Aggregate Loan Commitment is not reduced below the outstanding Loan Amount, upon 30 days' notice to the Administrative Agent and each Lender Agent, reduce the unfunded portion of aggregate Loan Commitments of all Lenders in increments of $1,000,000. Such reduction shall be applied ratably to the aggregate Commitments of each Lender Group.

         Section 1.7. Optional Prepayments. At any time that the Aggregate Loan Amount is less than 10% of the Aggregate Loan Commitment in effect on the date hereof, the Borrower may, upon thirty days' notice to the Administrative Agent and each Lender Agent, prepay the entire Loan Amount at a price equal to the outstanding Matured Aggregate Loan Amount and all other amounts then owed to the Lenders hereunder.

         Section 1.8. Assignment of each Purchase Agreement. The Borrower hereby assigns and otherwise transfers to the Administrative Agent as collateral security for the obligations of the Borrower under the Transaction Documents (for the benefit of the Administrative Agent, each Lender Agent, each Lender and any other Person to whom any amount is owed hereunder), all of the Borrower's right, title and interest in, to and under each Purchase Agreement. The Borrower shall execute, file and record all financing statements, continuation statements and other documents required to perfect or protect such collateral assignment. This collateral assignment includes (a) all monies due and to become due to the Borrower from each Originator under or in connection with each Purchase Agreement (including fees, expenses, costs, indemnities and damages for the breach of any obligation or representation related to such agreement) and (b) all rights, remedies, powers, privileges and claims of the Borrower against each Originator under or in connection with each Purchase Agreement. All provisions of each Purchase Agreement shall inure to the benefit of, and may be relied upon by, the Administrative Agent, each Lender Agent, each Lender and each such other Person. At any time that a Termination Event has occurred and is continuing, the Administrative Agent shall have the sole right to enforce the Borrower's rights and remedies under each Purchase Agreement to the same extent as the Borrower could absent this assignment, but without any obligation on the part of the Administrative Agent, any Lender Agent, any Lender or any other such Person to perform any of the obligations of the Borrower under each Purchase Agreement (or any of the promissory notes executed thereunder). All amounts distributed to the Borrower under each Purchase Agreement from Receivables sold to the Borrower thereunder shall constitute Collections hereunder and shall be applied in accordance herewith.

         Section 1.9. Extension of Termination Date. The Borrower may advise the Administrative Agent and each Lender Agent in writing of its desire to extend the Termination Date for an additional 364 days, provided (i) such request is made not more than 90 days prior to, and not less than 60 days prior to, the Termination Date and (ii) not more than one such request for the extension of the Termination Date may be made in any one calendar year. In the event that the Lender Agents are all agreeable to such extension, the Administrative Agent shall so notify the Borrower in writing (it being understood that the Lender Agents may accept or decline such a request in their sole discretion and on such terms as they may elect) not less than 45 days prior to the Termination Date and the Borrower, the Administrative Agent, the Lender Agents and the Lenders shall enter into such documents as the Lenders may deem necessary or appropriate to reflect such extension, and all reasonable costs and expenses incurred by the Lenders, the Administrative Agent and the Lender Agents in connection therewith (including reasonable attorneys' fees) shall be paid by the Borrower. In the event the Lender Agents decline the request for such extension, the Administrative Agent shall so notify the Borrower of such determination; provided, however, that the failure of the Administrative Agent to notify the Borrower of the determination to decline such extension shall not affect the understanding and agreement that the Lender Agents shall be deemed to have refused to grant the requested extension in the event the Administrative Agent fails to affirmatively notify the Borrower, in writing, of their agreement to accept the requested extension.


                                   ARTICLE II
                     SALES TO AND FROM LENDERS; ALLOCATIONS

         Section 2.1. Transfer of Conduit Lender Loans. The parties hereto hereby acknowledge that each Conduit Lender may transfer all or any portion of its respective Loans to their related Enhancement Bank and Liquidity Bank(s). Upon any such transfer any such Enhancement Bank or any such Liquidity Bank shall be deemed to be the "Lender" of such transferred Loan for all purposes hereof.

         Section 2.2. Lender Reporting. On the Business Day preceding each Settlement Date, each Lender Agent shall provide the Collection Agent a written statement specifying the amount payable to such Lender Agent on such Settlement Date pursuant to Section 3.2.

         Section 2.3.    Allocations and Distributions.

         (a) Non-Reinvestment Periods. Before the Termination Date unless an Interim Liquidation is in effect, on each day during a period that an Uncommitted Conduit Lender is not making Reinvestment Loans (as established under Section 1.1(d)), the Collection Agent (i) shall set aside and hold solely for the benefit of the applicable Uncommitted Conduit Lender (or deliver to the applicable Lender Agent, if so instructed pursuant to Section 3.2(a)) such Uncommitted Conduit Lender's Loan Interest in all Collections received on such day and (ii) shall distribute each Settlement Date to the applicable Lender Agent (for the benefit of such Uncommitted Conduit Lender) the amounts so set aside up to the amount of such Uncommitted Conduit Lender's Loan Amount and, to the extent not already paid in full, all interest thereon and all other amounts then due from the Borrower in connection with such Loan Amount and the applicable Settlement Period. As provided in Section 1.4(c) all interest and other amounts payable hereunder other than the Loan Amount are payable by the Borrower. If any part of the Secured Interest in any Collections is applied to pay any such amounts pursuant to this Section 2.3(a), the Borrower shall pay to the Collection Agent the amount so applied for distribution as part of the Loan Interest in Collections.

         (b) Termination Date and Interim Liquidations. On each day on and after the Termination Date, and during any Interim Liquidation, the Collection Agent shall set aside and hold solely for the account of each Lender Agent, for the benefit of each Lender Group, to the extent provided below (or deliver to each Lender Agent, if so instructed pursuant to Section 3.2(a)) and for the account of the Administrative Agent, the appropriate portion of the aggregate Loan Interest of all Lenders in such Lender Group in all Collections received on such day and such Collections shall be allocated as follows:

                   (i) first, to such Lender Group until all Loan Amounts of, and interest due but not already paid to, such Lender Group has been paid in full; and

                  (ii) second, ratably to such Lender Group until all other amounts owed to such Lender Group have been paid in full.

         All Collections remaining after the allocation described above shall be allocated as follows:

                  (x) first, ratably to the Administrative Agent and each Lender Agent until all amounts owed to such Persons have been paid in full.

                   (y) second, to any other Person to whom any amounts are owed under the Transaction Documents until all such amounts have been paid in full; and

                   (z) third, to the Borrower (or as otherwise required by applicable law).

Unless an Interim Liquidation has ended by such date (in which case Reinvestment Loans shall resume to the extent provided in Section 1.1(d)), on each Settlement Date (unless otherwise instructed by a Lender Agent pursuant to Section 3.2(a)), the Collection Agent shall pay to the appropriate parties, from such set aside Collections, all amounts allocated to the related Settlement Period and all Settlement Periods that ended before such date, due in accordance with the priorities in clause (i) above. Except during an Interim Liquidation, no distributions shall be made to pay amounts under clauses (ii) and (x), (y) and
(z) above until sufficient Collections have been set aside to pay all amounts described in clause (i) that may become payable for all outstanding Settlement Periods. All distributions shall be made ratably within each priority level in accordance with the respective amounts then due each Person (or group of Persons) included in such level unless otherwise agreed by all Lenders Agents. As provided in Section 1.4(c) all interest and other amounts payable hereunder other than Loan Amounts are payable by the Borrower. If any part of the Loan Interest in any Collections is applied to pay any such amounts pursuant to this
Section 2.3(b), the Borrower shall pay to the Collection Agent the amount so applied for distribution as part of the Secured Interest in Collections.


                                   ARTICLE III
                         ADMINISTRATION AND COLLECTIONS

         Section 3.1. Appointment of Collection Agent. (a) The servicing, administering and collecting of the Receivables shall be conducted by a Person (the "Collection Agent") designated to so act on behalf of the Lenders under this Article III. The Parent is hereby designated as, and agrees to perform the duties and obligations of, the Collection Agent. The Initial Collection Agent acknowledges that the Administrative Agent, each Lender Agent and each Lender have relied on the Initial Collection Agent's agreement to act as Collection Agent (and the agreement of any of the sub-collection agents to so act) in making the decision to execute and deliver this Agreement and agrees that it will not voluntarily resign as Collection Agent nor permit any sub-collection agent to voluntarily resign as a sub-collection agent. At any time after the occurrence of a Collection Agent Replacement Event, the Administrative Agent (with the consent of the Instructing Group or in the case where there are only two Lender Groups and neither Lender Group has a majority of the Commitments, either Lender Agent) may designate a new Collection Agent to succeed the Originator (or any successor Collection Agent).

         (b) The Initial Collection Agent may, and if requested by the Administrative Agent shall, delegate its duties and obligations as Collection Agent to an Affiliate (acting as a sub-collection agent). Notwithstanding such delegation, the Initial Collection Agent shall remain primarily liable for the performance of the duties and obligations so delegated, and the Administrative Agent, each Lender Agent and each Lender shall have the right to look solely to the Initial Collection Agent for such performance. The Administrative Agent (with the consent of the Instructing Group) may at any time after the occurrence of a Collection Agent Replacement Event remove or replace any sub-collection agent.

         (c) If replaced, the Initial Collection Agent agrees it will terminate, and will cause each existing sub-collection agent to terminate, its collection activities in a manner requested by the Administrative Agent to facilitate the transition to a new Collection Agent. The Initial Collection Agent shall cooperate with and assist any new Collection Agent (including providing access to, and transferring, all Records and allowing the new Collection Agent to use all licenses, hardware or software necessary or desirable to collect the Receivables). The Initial Collection Agent irrevocably agrees to act (if requested to do so) as the data-processing agent for any new Collection Agent in substantially the same manner as the Initial Collection Agent conducted such data-processing functions while it acted as the Collection Agent.

         Section 3.2. Duties of Collection Agent. (a) The Collection Agent shall take, or cause to be taken, all action necessary or advisable to collect each Receivable in accordance with this Agreement, the Credit and Collection Policies and all applicable laws, rules and regulations using the skill and attention the Collection Agent exercises in collecting other receivables or obligations owed solely to it; provided, however, that the Collection Agent shall not make any changes in its payment instructions to any Obligor without prior notification to the Administrative Agent. The Collection Agent shall, in accordance herewith, set aside all Collections to which a Lender is entitled. If so instructed by the appropriate Lender Agent, the Collection Agent shall transfer to the appropriate Lender Agent the amount of Collections to which appropriate Lender entitled by the Business Day following receipt. Each party hereto hereby appoints the Collection Agent to enforce such Person's rights and interests in the Receivables, but (notwithstanding any other provision in any Transaction Document) the Administrative Agent (with the consent of the Instructing Group or in the case where there are only two Lender Groups and neither Lender Group has a majority of the Commitments, either Lender Agent) shall at all times after the occurrence of a Collection Agent Replacement Event have the sole right to direct the Collection Agent to commence or settle any legal action to enforce collection of any Receivable.

         (b) If no Termination Event exists and the Collection Agent determines that such action is appropriate in order to maximize the Collections, the Collection Agent may, in accordance with the Credit and Collection Policies, extend the maturity of any Receivable (but no such extension shall be for a period more than thirty (30) days) or adjust the outstanding balance of any Receivable. Any such extension or adjustment shall not alter the status of a Receivable as a Defaulted Receivable or Delinquent Receivable or limit any rights of the Administrative Agent, any Lender Agent or the Lenders hereunder. If a Termination Event exists, the Collection Agent may make such extensions or adjustments only with the prior consent of the Instructing Group.

         (c) The Collection Agent shall turn over to the Borrower (i) all Collections that are not required to be remitted to the Agent (for the benefit of the Lenders) pursuant to the terms of this Agreement, less all reasonable costs and expenses of the Collection Agent for servicing, collecting and administering the Receivables and (ii) subject to Section 1.5(d), the collections and records for any indebtedness owed to the Borrower that is not a Receivable. The Collection Agent shall have no obligation to remit any such funds or records to the Borrower until the Collection Agent receives evidence (satisfactory to the Administrative Agent) that the Borrower is entitled to such items. The Collection Agent has no obligations concerning indebtedness that is not a Receivable other than to deliver the collections and records for such indebtedness to the Borrower when required by this Section 3.2(c).

         Section 3.3. Reports. (a) Not later than two Business Days prior to each Settlement Date, the Collection Agent shall deliver to each Lender Agent a report reflecting information as of the close of business of the Collection Agent for the immediately preceding calendar month (each a "Periodic Report"), containing the information described on Exhibit B-1.

         (b) By 1:00 p.m. (Chicago time) on each Business Day, the Collection Agent shall deliver to the Administrative Agent a report reflecting information as of the close of business of the Collection Agent two Business Days prior to such day (each a "Daily Report"), containing the information described on Exhibit B-2.

         Section 3.4. Lock-Box Arrangements. The Administrative Agent is hereby authorized to give notice at any time after the occurrence of a Collection Agent Replacement Event to any or all Lock-Box Banks that the Administrative Agent is exercising its rights under the Lock-Box Letters and to take all actions permitted under the Lock-Box Letters. The Borrower agrees to take any action requested by the Administrative Agent to facilitate the foregoing. After the Administrative Agent takes any such action under the Lock-Box Letters, the Borrower shall immediately deliver to the Administrative Agent any Collections received by the Borrower. If the Administrative Agent takes control of any Lock-Box Account, the Administrative Agent shall distribute Collections it receives in accordance herewith and shall deliver to the Collection Agent, for distribution under Section 3.2, all other amounts it receives from such Lock-Box Account.

         Section 3.5. Enforcement Rights. (a) The Administrative Agent may, at any time, direct the Obligors and the Lock-Box Banks to make all payments on the Receivables directly to the Administrative Agent or its designee. The Administrative Agent may after the occurrence of a Collection Agent Replacement Event, and the Borrower shall at the Administrative Agent's request, withhold the identity of the Lenders from the Obligors and Lock-Box Banks. Upon the Administrative Agent's request after the occurrence of a Collection Agent Replacement Event, the Borrower (at the Borrower's expense) shall (i) give notice to each Obligor of the Administrative Agent's ownership of the Secured Interest and direct that payments on Receivables be made directly to the Administrative Agent or its designee, (ii) assemble for the Administrative Agent all Records and collateral security for the Receivables and transfer to the Administrative Agent (or its designee), or license to the Administrative Agent (or its designee) the use of, all software useful to collect the Receivables and
(iii) segregate in a manner acceptable to the Administrative Agent all Collections the Borrower receives and, promptly upon receipt, remit such Collections in the form received, duly endorsed or with duly executed instruments of transfer, to the Administrative Agent or its designee.

         (b) After the occurrence of a Collection Agent Replacement Event, the Borrower hereby irrevocably appoints the Administrative Agent as its attorney-in-fact coupled with an interest, with full power of substitution and with full authority in the place of the Borrower, to take any and all steps deemed desirable by the Administrative Agent, in the name and on behalf of the Borrower to (i) collect any amounts due under any Receivable, including endorsing the name of the Borrower on checks and other instruments representing Collections and enforcing such Receivables, and (ii) exercise any and all of the Borrower's rights and remedies under each Purchase Agreement and the Limited Guaranty. The Administrative Agent's powers under this Section 3.5(b) shall not subject the Administrative Agent to any liability if any action taken by it proves to be inadequate or invalid, nor shall such powers confer any obligation whatsoever upon the Administrative Agent.

         (c) Neither the Administrative Agent, any Lender Agent nor any Lender shall have any obligation to take or consent to any action to realize upon any Receivable or to enforce any rights or remedies related thereto.

         Section 3.6. Collection Agent Fee. On or before each Settlement Date, the Borrower shall pay to the Collection Agent a fee for the immediately preceding calendar month as compensation for its services (the "Collection Agent Fee") equal to (a) at all times the Initial Collection Agent or an Affiliate of the Initial Collection Agent is the Collection Agent, such consideration as is acceptable to it, the receipt and sufficiency of which is hereby acknowledged, and (b) at all times any other Person is the Collection Agent, a reasonable amount agreed upon by the Administrative Agent (with the consent of the Instructing Group) and the new Collection Agent on an arm's-length basis reflecting rates and terms prevailing in the market at such time. The Collection Agent may only apply to payment of the Collection Agent Fee the portion of the Collections in excess of the Secured Interest or Collections that fund Reinvestment Loans. The Administrative Agent may, with the consent of the Instructing Group, pay the Collection Agent Fee to the Collection Agent from the Secured Interest in Collections. The Borrower shall be obligated to reimburse any such payment to the extent required by Section 1.5.

         Section 3.7. Responsibilities of the Borrower. The Borrower shall, or shall cause the Parent to, pay when due all Taxes payable in connection with the Receivables or their creation or satisfaction. The Borrower shall, and shall cause the Parent to, perform all of its obligations under agreements related to the Receivables to the same extent as if interests in the Receivables had not been transferred hereunder or, in the case of each Originator, under each Purchase Agreement. The Administrative Agent's, any Lender Agent's or any Lender's exercise of any rights hereunder shall not relieve the Borrower or any Originator from such obligations. Neither the Administrative Agent, any Lender Agent nor any Lender shall have any obligation to perform any obligation of the Borrower or of any Originator or any other obligation or liability in connection with the Receivables.

         Section 3.8. Actions by Borrower. The Borrower shall defend and indemnify the Administrative Agent, each Lender Agent and each Lender against all costs, expenses, claims and liabilities for any action taken by the Borrower, any Originator or any other Affiliate of the Borrower or of any Originator (whether acting as Collection Agent or otherwise) related to any Receivable, or arising out of any alleged failure of compliance of any Receivable with the provisions of any law or regulation. If any goods related to a Receivable are repossessed, the Borrower agrees to resell, or to have the applicable Originator or another Affiliate resell, such goods in a commercially reasonable manner for the account of the Administrative Agent and remit, or have remitted, to the Administrative Agent the Lenders' share in the gross sale proceeds thereof net of any out-of-pocket expenses and any equity of redemption of the Obligor thereon. Any such moneys collected by the Borrower or any Originator or other Affiliate of the Borrower pursuant to this Section 3.8 shall be segregated and held in trust for the Administrative Agent and remitted to the Administrative Agent's Account within one Business Day of receipt as part of the Secured Interest in Collections for application as provided herein.

         Section 3.9. Indemnities by the Collection Agent. Without limiting any other rights any Person may have hereunder or under applicable law, the Collection Agent hereby indemnifies and holds harmless the Administrative Agent, each Lender Agent and each Lender and their respective officers, directors, agents and employees (each an "Indemnified Party") from and against any and all damages, losses, claims, liabilities, penalties, Taxes, costs and expenses (including attorneys' fees and court costs) (all of the foregoing collectively, the "Indemnified Losses") at any time imposed on or incurred by any Indemnified Party arising out of or otherwise relating to:

                   (i) any written representation or warranty made by the Collection Agent (or any employee or agent of the Collection Agent) in this Agreement, any other Transaction Document, any Periodic Report, any Daily Report or any other information or report delivered by the Collection Agent pursuant hereto, which shall have been false or incorrect in any material respect when made;

                  (ii) the failure by the Collection Agent to comply with any applicable law, rule or regulation related to any Receivable, or the nonconformity of any Receivable with any such applicable law, rule or regulation;

                 (iii) any loss of a perfected security interest (or in the priority of such security interest) as a result of any commingling by the Collection Agent of funds to which the Administrative Agent, any Lender Agent or any Lender is entitled hereunder with any other funds; or

                  (iv) any failure of the Collection Agent, to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document to which the Collection Agent is a party;

whether arising by reason of the acts to be performed by the Collection Agent hereunder or otherwise, excluding only Indemnified Losses to the extent (a) such Indemnified Losses resulted solely from the gross negligence or willful misconduct of the Indemnified Party seeking indemnification, (b) solely due to the credit risk of the Obligor and for which reimbursement would constitute recourse to the Collection Agent for uncollectible Receivables, (c) such Indemnified Losses include Taxes on, or measured by, the overall net income of the Administrative Agent, any Lender Agent or any Lender computed in accordance with the Intended Tax Characterization, or (d) any Originator is the plaintiff and the Indemnified Party is the defendant unless such Indemnified Party prevails in such legal action; provided, however, that nothing contained in this sentence shall limit the liability of the Collection Agent or limit the recourse of the Administrative Agent, any Lender Agent and each Lender to the Collection Agent for any amounts otherwise specifically provided to be paid by the Collection Agent hereunder.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         Section 4.1. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent, each Lender Agent and each Lender that:

                   (a) Corporate Existence and Power. Each of the Borrower and each Originator is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all corporate power and authority and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted, except where failure to obtain such license, authorization, consent or approval would not have a material adverse effect on (i) its ability to perform its obligations under, or the enforceability of, any Transaction Document, (ii) its business or financial condition, (iii) the interests of the Administrative Agent, any Lender Agent or any Lender under any Transaction Document or (iv) the enforceability or collectibility of any Receivable.

                   (b) Corporate Authorization and No Contravention. The execution, delivery and performance by each of the Borrower and each Originator of each Transaction Document to which it is a party (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its or any Subsidiary's charter or by-laws or (C) any material agreement, order or other instrument to which it or any

         Subsidiary is a party or its property is subject and (iv) will not result in any Adverse Claim on any Receivable or Collection or give cause for the acceleration of any indebtedness of the Borrower, any Originator or any Subsidiary.

                   (c) No Consent Required. No approval, authorization or other action by, or filings with, any Governmental Authority or other Person is required in connection with the execution, delivery and performance by the Borrower or any Originator of any Transaction Document or any transaction contemplated thereby.

                   (d) Binding Effect. Each Transaction Document to which the Borrower or any Originator is a party constitutes the legal, valid and binding obligation of such Person enforceable against that Person in accordance with its terms, except as limited by bankruptcy, insolvency, or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and subject to general principles of equity.

                   (e) Perfection of Ownership Interest. Immediately preceding its sale of Receivables to the Borrower, each Originator was the owner of, and effectively sold, such Receivables to the Borrower, free and clear of any Adverse Claim. The Borrower owns the Receivables free of any Adverse Claim other than the interests of the Lenders (through the Administrative Agent) therein that are created hereby, and each Lender shall at all times have a valid undivided percentage ownership interest, which shall be a first priority perfected security interest for purposes of Article 9 of the applicable Uniform Commercial Code, in the Receivables and Collections.

                   (f) Accuracy of Information. All information furnished by the Borrower, each Originator or any Affiliate of any such Person to the Administrative Agent, any Lender Agent or any Lender in connection with any Transaction Document, or any transaction contemplated thereby, is true and accurate in all material respects (and is not incomplete by omitting any information necessary to prevent such information from being materially misleading).

                   (g) No Actions, Suits. Except as set forth in Exhibit I, there are no actions, suits or other proceedings (including matters relating to environmental liability) pending or threatened against or affecting the Borrower, any Originator or any Subsidiary, or any of their respective properties, that (i) could reasonably be expected to have a material adverse effect on the financial condition of the Borrower, the Originators and the Subsidiaries taken as a whole or on the collectibility of the Receivables or (ii) involve any Transaction Document or any transaction contemplated thereby. None of the Borrower, any Originator or any Subsidiary is in default of any contractual obligation or in violation of any order, rule or regulation of any Governmental Authority, which default or violation may have a material adverse effect upon (i) the financial condition of the Borrower, any Originator and the Subsidiaries taken as a whole or (ii) the collectibility of the Receivables.

                   (h) No Material Adverse Change. Since November 30, 1998 there has been no material adverse change in the collectibility of the Receivables or the Borrower's, any Originator's or any Subsidiary's (i) financial condition, business, operations or prospects or (ii) ability to perform its obligations under any Transaction Document.

                   (i) Accuracy of Exhibits; Lock-Box Arrangements. All information on Exhibits C-E (listing offices and names of the Borrower and each Originator and where they maintain Records; the Subsidiaries; and Lock Boxes) is true and complete, subject to any changes permitted by, and notified to the Administrative Agent in accordance with,
         Article V. The Borrower has delivered a copy of all Lock-Box Agreements to the Administrative Agent. The Borrower has not granted any interest in any Lock-Box or Lock-Box Account to any Person other than the Administrative Agent and, upon delivery to a Lock-Box Bank of the related Lock-Box Letter, the Administrative Agent will have exclusive ownership and control of the Lock-Box Account at such Lock-Box Bank.

                   (j) Sales by the Originator. Each sale by each Originator to the Borrower of an interest in Receivables and their Collections has been made in accordance with the terms of the applicable Purchase Agreement, including the payment by the Borrower to the applicable Originator of the purchase price described in the applicable Purchase Agreement. Each such sale has been made for "reasonably equivalent value" (as such term is used in Section 548 of the Bankruptcy Code) and not for or on account of "antecedent debt" (as such term is used in Section 547 of the Bankruptcy Code) owed by any Originator to the Borrower.

                   (k) Year 2000 Problem. Each of the Borrower and each Subsidiary has reviewed the areas within its business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by such Person and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and have made related appropriate inquiry of material suppliers and vendors. Based on such review and program, such Person believes that the "Year 2000 Problem" will not have a material adverse effect on the Borrower and the Subsidiaries taken as a whole.


                                    ARTICLE V
                                    COVENANTS

         Section 5.1. Covenants of the Borrower. The Borrower hereby covenants and agrees to comply with the following covenants and agreements, unless the Administrative Agent (with the consent of the Instructing Group) shall otherwise consent:

         (a) Financial Reporting. The Borrower will, and will cause each Originator and each Subsidiary to, maintain a system of accounting established and administered in accordance with GAAP and will furnish to the Administrative Agent and each Lender Agent:

                   (i) Annual Financial Statements. Within 90 days after each fiscal year of (A) the Parent, copies of its annual audited financial statements (including a consolidated balance sheet, consolidated statement of income and retained earnings and statement of cash flows, with related footnotes) certified by independent certified public accountants satisfactory to the Administrative Agent and prepared on a consolidated basis in conformity with GAAP, and (B) each of the Borrower and each Originator the annual balance sheet for such Person (and, additionally for the Borrower, an annual profit and loss statement) certified by a Designated Financial Officer thereof, in each case prepared on a consolidated basis in conformity with GAAP as of the close of such fiscal year for the year then ended;

                  (ii) Quarterly Financial Statements. Within 45 days after each (except the last) fiscal quarter of each fiscal year of (A) the Parent, copies of its unaudited financial statements (including at least a consolidated balance sheet as of the close of such quarter and statements of earnings and sources and applications of funds for the period from the beginning of the fiscal year to the close of such quarter) certified by a Designated Financial Officer and prepared in a manner consistent with the financial statements described in part (A) of clause (i) of this Section 5.l(a) and (B) each of the Borrower and each Originator, the quarterly balance sheet for such Person (and, additionally for the Borrower, a profit and loss statement) for the period from the beginning of such fiscal year to the close of such quarter, in each case certified by a Designated Financial Officer thereof and prepared in a manner consistent with part (B) of clause (i) of Section 5.1(a);

                 (iii) Officer's Certificate. Each time financial statements are furnished pursuant to clause (i) or (ii) of Section 5.1(a), a compliance certificate (in substantially the form of Exhibit G signed by a Designated Financial Officer, dated the date of such financial statements, and containing a computation of each of the financial ratios and restrictions contained herein;

                  (iv) Public Reports. Promptly upon becoming available, a copy of each report or proxy statement filed by the Parent with the Securities Exchange Commission or any securities exchange; and

                   (v) Other Information. With reasonable promptness, such other information (including non-financial information) as may be reasonably requested by the Administrative Agent, any Lender Agent or any Lender (with a copy of such request to the Administrative Agent).

         (b) Notices. Immediately upon becoming aware of any of the following the Borrower will notify the Administrative Agent and such Lender Agent and provide a description of:

                  (i) Potential Termination Events. The occurrence of any Potential Termination Event;

                  (ii) Representations and Warranties. The failure of any representation or warranty herein to be true (when made or at any time thereafter) in any materially adverse respect;

                 (iii) Downgrading. The downgrading, withdrawal or suspension of any rating by any rating agency of any indebtedness of any Obligor with a Special Limit or Concentration Limit or of the Borrower;

                  (iv) Litigation. The institution of any litigation, arbitration proceeding or governmental proceeding reasonably likely to be materially adverse to the Borrower, any Subsidiary or the collectibility or quality of the Receivables;

                   (v) Judgments. The entry of any final, non-appealable judgment or decree against the Borrower, any Originator or any Subsidiary if the aggregate amount of all judgments then outstanding against the Borrower, any Originator and the Subsidiaries exceeds $5,000,000, and all such judgments or decrees shall not have been satisfied, stayed, annulled or rescinded within 60 days from the entry thereof; or

                  (vi) Changes in Business. Any change in, or proposed change in, the character of the Borrower's or any Originator's business that could impair the collectibility or quality of any Receivable.

         (c) Conduct of Business. The Borrower will perform, and will cause each Originator and Subsidiary to perform, all actions necessary to remain duly incorporated, validly existing and in good standing in its jurisdiction of incorporation and to maintain all requisite authority to conduct its business in each jurisdiction in which it conducts business.

         (d) Compliance with Laws. The Borrower will comply, and will cause each Originator and Subsidiary to comply, with all material laws, regulations, judgments and other directions or orders imposed by any Governmental Authority to which such Person or any Receivable or Collection may be subject.

         (e) Furnishing Information and Inspection of Records. The Borrower will furnish to the Administrative Agent, each Lender Agent and the Lenders such information concerning the Receivables as the Administrative Agent, each Lender Agent or a Lender may request. The Borrower will, and will cause each Originator to, permit, at any time during regular business hours, the Administrative Agent, any Lender Agent or any Lender (or any representatives thereof) (i) to examine and make copies of all Records, (ii) to visit the offices and properties of the Borrower for the purpose of examining the Records and (iii) to discuss matters relating hereto with any of the Borrower's or any Originator's officers, directors, employees or independent public accountants having knowledge of such matters. Once a year, the Administrative Agent or any Lender Agent may (at the expense of the Borrower) have an independent public accounting firm conduct an audit of the Records or make test verifications of the Receivables and Collections.

         (f) Keeping Records. (i) The Borrower will, and will cause each Originator to, have and maintain (A) administrative and operating procedures (including an ability to recreate Records if originals are destroyed), (B) adequate facilities, personnel and equipment and (C) all Records and other information necessary or advisable for collecting the Receivables (including Records adequate to permit the immediate identification of each Obligor, each new Receivable and all Collections of, and adjustments to, each existing Receivable). The Borrower will give the Administrative Agent prior notice of any material change in such administrative and operating procedures.

                  (ii) The Borrower will, (A) at all times from and after the date hereof, clearly and conspicuously mark its computer and master data processing books and records with a legend describing the Administrative Agent's and the Lenders' interest therein and (B) upon the request of the Administrative Agent, so mark each contract relating to a Receivable and deliver to the Administrative Agent all such contracts (including all multiple originals of such contracts), with any appropriate endorsement or assignment, or segregate (from all other receivables then owned or being serviced by the Borrower) the Receivables and all contracts relating to each Receivable and hold in trust and safely keep such contracts so legended in separate filing cabinets or other suitable containers at such locations as the Administrative Agent may specify.

         (g) Perfection. (i) The Borrower will, and will cause each Originator to, at its expense, promptly execute and deliver all instruments and documents and take all action necessary or reasonably requested by the Administrative Agent (including the execution and filing of financing or continuation statements, amendments thereto or assignments thereof) to enable the Administrative Agent to exercise and enforce all its rights hereunder and to vest and maintain vested in the Administrative Agent a valid, first priority perfected security interest in the Receivables, the Collections, each Purchase Agreement, and proceeds thereof free and clear of any Adverse Claim. The Administrative Agent will be permitted to sign and file any continuation statements, amendments thereto and assignments thereof without the Borrower's signature.

                  (ii) The Borrower will, and will cause each Originator to, only change its name, identity or corporate structure or relocate its chief executive office or the Records following thirty (30) days advance notice to the Administrative Agent and the delivery to the Administrative Agent of all financing statements, instruments and other documents (including direction letters) requested by the Administrative Agent.

                 (iii) The Borrower and each Originator will at all times maintain its chief executive offices within a jurisdiction in the U.S. (other than in the states of Florida, Maryland and Tennessee) in which
         Article 9 of the UCC is in effect. If the Borrower or any Originator moves its chief executive office to a location that imposes Taxes, fees or other charges to perfect the Administrative Agent's and the Lenders' interests hereunder or the Borrower's interests under each Purchase Agreement, the Borrower will pay all such amounts and any other costs and expenses incurred in order to maintain the enforceability of the Transaction Documents, and the interests of the Administrative Agent, the Lender Agents and the Lenders in the Receivables and Collections.

         (h) Performance of Duties. The Borrower will perform, and will cause each Originator and Subsidiary and the Collection Agent (if an Affiliate) to perform, its respective duties or obligations in accordance with the provisions of each of the Transaction Documents. The Borrower (at its expense) will, and will cause each Originator to, (i) fully and timely perform in all material respects all agreements required to be observed by it in connection with each Receivable, (ii) comply in all material respects with the Credit and Collection Policies, and (iii) refrain from any action that may impair the rights of the Administrative Agent, the Lender Agents or the Lenders in the Receivables or Collections.

         (i) Payments on Receivables, Accounts. The Borrower will, and will cause each Originator to, at all times instruct all Obligors to deliver payments on the Receivables to a Lock-Box Account. If any such payments or other Collections are received by the Borrower or any Originator, it shall hold such payments in trust for the benefit of the Administrative Agent, the Lender Agents and the Lenders and promptly (but in any event within two Business Days after receipt) remit such funds into a Lock-Box Account. The Borrower will cause each Lock-Box Bank to comply with the terms of each applicable Lock-Box Letter. The Borrower will not permit the funds of any Affiliate to be deposited into any Lock-Box Account. If such funds are nevertheless deposited into any Lock-Box Account, the Borrower will promptly identify such funds for segregation. The Borrower will not, and will not permit any Collection Agent or other Person to, commingle Collections or other funds to which the Administrative Agent, any Lender Agent or any Lender is entitled with any other funds. The Borrower shall only add, and shall only permit each Originator to add, a Lock-Box Bank, Lock-Box, or Lock-Box Account to those listed on Exhibit E if the Administrative Agent has received notice of such addition, a copy of any new Lock-Box Agreement and an executed and acknowledged copy of a Lock-Box Letter substantially in the form of Exhibit F (with such changes as are acceptable to the Administrative Agent) from any new Lock-Box Bank. The Borrower shall only terminate a Lock-Box Bank or Lock-Box, or close a Lock-Box Account, upon 30 days advance notice to the Administrative Agent.

         (j) Sales and Adverse Claims Relating to Receivables. Except with respect to Permitted Liens, the Borrower will not, and will not permit any Originator to, (by operation of law or otherwise) dispose of or otherwise transfer, or create or suffer to exist any Adverse Claim upon, any inventory or goods (other than in the ordinary course of business) the sale of which may give rise to a Receivable or any proceeds thereof.

         (k) Change in Business or Credit and Collection Policies. The Borrower will not, and will not permit any Originator to, make any material change in the character of its business or in its Credit and Collection Policies.


                                   ARTICLE VI
                                 INDEMNIFICATION

         Section 6.1. Indemnities by the Borrower. Without limiting any other rights any such Person may have hereunder or under applicable law, the Borrower hereby indemnifies and holds harmless, the Administrative Agent, each Lender Agent and each Lender and their respective officers, directors, agents and employees (each an "Indemnified Party") from and against any and all damages, losses, claims, liabilities, penalties, Taxes, costs and expenses (including attorneys' fees and court costs) (all of the foregoing collectively, the "Indemnified Losses") at any time imposed on or incurred by any Indemnified Party arising out of or otherwise relating to any Transaction Document, the transactions contemplated thereby or the acquisition of any portion of the Secured Interest, or any action taken or omitted by any of the Indemnified Parties (including any action taken by the Administrative Agent as attorney-in-fact for the Borrower pursuant to Section 3.5(b)), whether arising by reason of the acts to be performed by the Borrower hereunder or otherwise, excluding only Indemnified Losses to the extent (a) a final judgment of a court of competent jurisdiction holds such Indemnified Losses resulted solely from gross negligence or willful misconduct of the Indemnified Party seeking indemnification, (b) solely due to the credit risk of the Obligor and for which reimbursement would constitute recourse to the Borrower or the Collection Agent for uncollectible Receivables or (c) such Indemnified Losses include Taxes on, or measured by, the overall net income of the Administrative Agent, any Lender Agent or any Lender computed in accordance with the Intended Tax Characterization; provided, however, that nothing contained in this sentence shall limit the liability of the Borrower or the Collection Agent or limit the recourse of the Administrative Agent, each Lender Agent and each Lender to the Borrower or the Collection Agent for any amounts otherwise specifically provided to be paid by the Borrower or the Collection Agent hereunder. Without limiting the foregoing indemnification, but subject to the limitations set forth in clauses (a), (b) and (c) of the previous sentence, the Borrower shall indemnify each Indemnified Party for Indemnified Losses (including losses in respect of uncollectible Receivables, regardless for these specific matters whether reimbursement therefor would constitute recourse to the Borrower or the Collection Agent) relating to or resulting from:

                   (i) any representation or warranty made by the Borrower, each Originator or the Collection Agent (or any employee or agent of the Borrower, each Originator or the Collection Agent) under or in connection with this Agreement, any Periodic Report, any Daily Report or any other information or report delivered by the Borrower, each Originator or the Collection Agent pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

                  (ii) the failure by the Borrower, any Originator, or the Collection Agent to comply with any applicable law, rule or regulation related to any Receivable, or the nonconformity of any Receivable with any such applicable law, rule or regulation;

                 (iii) the failure of the Borrower to vest and maintain vested in the Administrative Agent, for the benefit of the Lender Agents and the Lenders, a perfected ownership or security interest in the Secured Interest and the property conveyed pursuant to Section 1.1(e) and
         Section 1.8, free and clear of any Adverse Claim;

                  (iv) any commingling of funds to which the Administrative Agent, any Lender Agent or any Lender is entitled hereunder with any other funds;

                   (v) any failure of a Lock-Box Bank to comply with the terms of the applicable Lock-Box Letter;

                  (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable, or any other claim resulting from the sale or lease of goods or the rendering of services related to such Receivable or the furnishing or failure to furnish any such goods or services or other similar claim or defense not arising from the financial inability of any Obligor to pay undisputed indebtedness;

                 (vii) any failure of the Borrower or each Originator, or any Affiliate of any thereof, to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document to which such Person is a party (as a Collection Agent or otherwise);

                (viii) any action taken by the Administrative Agent as attorney-in-fact for the Borrower pursuant to Section 3.5(b); or

                  (ix) any environmental liability claim, products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort, arising out of or in connection with any Receivable or any other suit, claim or action of whatever sort relating to any of the Transaction Documents.

         Section 6.2. Increased Cost and Reduced Return. By way of clarification, and not of limitation, of Section 6.1, if the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Funding Source, the Administrative Agent, any Lender Agent or any Lender (collectively, the "Funding Parties") with any request or directive (whether or not having the force of law) of any such Governmental Authority (a "Regulatory Change") (a) subjects any Funding Party to any charge or withholding on or in connection with a Funding Agreement or this Agreement (collectively, the "Funding Documents") or any Receivable, (b) changes the basis of taxation of payments to any of the Funding Parties of any amounts payable under any of the Funding Documents (except for changes in the rate of Tax on the overall net income of such Funding Party), (c) imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or any credit extended by, any of the Funding Parties, (d) has the effect of reducing the rate of return on such Funding Party's capital to a level below that which such Funding Party could have achieved but for such adoption, change or compliance (taking into consideration such Funding Party's policies concerning capital adequacy) or (e) imposes any other condition, and the result of any of the foregoing is (x) to impose a cost on, or increase the cost to, any Funding Party of its commitment under any Funding Document or of purchasing, maintaining or funding any interest acquired under any Funding Document, (y) to reduce the amount of any sum received or receivable by, or to reduce the rate of return of, any Funding Party under any Funding Document or (z) to require any payment calculated by reference to the amount of interests held or amounts received by it hereunder, then, upon demand by the Administrative Agent, the Borrower shall pay to the Administrative Agent for the account of the Person such additional amounts as will compensate such Person for such increased cost or reduction.

         Section 6.3. Other Costs and Expenses. Also by way of clarification, and not of limitation, of Section 6.1, the Borrower shall pay to the Administrative Agent on demand all costs and expenses in connection with (a) the preparation, execution, delivery and administration (including amendments of any provision) of the Transaction Documents, (b) the sale of the Secured Interest,
(c) the perfection of the Administrative Agent's rights in the Receivables and Collections, (d) the enforcement by the Administrative Agent, any Lender Agent or the Lenders of the obligations of the Borrower under the Transaction Documents or of any Obligor under a Receivable and (e) the maintenance by the Administrative Agent of the Lock-Boxes and Lock-Box Accounts, including fees, costs and expenses of legal counsel for the Administrative Agent and each Lender Agent relating to any of the foregoing or to advising the Administrative Agent, any Lender Agent, any Lender and any Funding Source about its rights and remedies under any Transaction Document or any related Funding Agreement and all costs and expenses (including counsel fees and expenses) of the Administrative Agent, each Lender Agent, each Lender and each Funding Source in connection with the enforcement of the Transaction Documents or any Funding Agreement and in connection with the administration of the Transaction Documents following a Termination Event. The Borrower shall reimburse the Administrative Agent and each Lender Agent for the cost of the Administrative Agent's or each Lender Agent's auditors (which may be employees of such Person) auditing the books, records and procedures of the Borrower. The Borrower shall reimburse each Lender Agent and each Lender for any amounts such Lender Agent or Lender must pay to any Funding Source pursuant to any Funding Agreement on account of any Tax. The Borrower shall reimburse each Lender Agent on demand for all other costs and expenses incurred by such Lender Agent or any shareholder of such Lender Agent in connection with the Transaction Documents or the transactions contemplated thereby, including the cost of auditing such Lender Agent's books by certified public accountants, the cost of the Ratings and the fees and out-of-pocket expenses of counsel of the Administrative Agent, each Lender Agent or any shareholder, or administrator, of each Lender Agent for advice relating to such Lender Agent's operation.

         Section 6.4. Withholding Taxes. (a) All payments made by the Borrower hereunder shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient). If any such withholding is so required, the Borrower shall make the withholding, pay the amount withheld to the appropriate authority before penalties attach thereto or interest accrues thereon and pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender, Lender Agent and the Administrative Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount that any Lender, any Lender Agent or the Administrative Agent (as the case may be) would have received had such withholding not been made. If the Administrative Agent, any Lender Agent or any Lender pays any such taxes, penalties or interest the Borrower shall reimburse the Administrative Agent, such Lender Agent or such Lender for that payment on demand. If the Borrower pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Lender, Lender Agent or Administrative Agent on whose account such withholding was made (with a copy to the Administrative Agent if not the recipient of the original) on or before the thirtieth day after payment.

         (b) Before the first date on which any amount is payable hereunder for the account of any Lender not incorporated under the laws of the U.S. such Lender shall deliver to the Borrower and the Administrative Agent each two (2) duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form) certifying that such Lender is entitled to receive payments hereunder without deduction or withholding of any United States federal income taxes. Each such Lender shall replace or update such forms when necessary to maintain any applicable exemption and as requested by the Administrative Agent or the Borrower.

         Section 6.5. Payments and Allocations. If any Person seeks compensation pursuant to this Article VI, such Person shall deliver to the Borrower and the Administrative Agent a certificate setting forth the amount due to such Person, a description of the circumstance giving rise thereto and the basis of the calculations of such amount, which certificate shall be conclusive absent manifest error. The Borrower shall pay to the Administrative Agent (for the account of such Person) the amount shown as due on any such certificate within 10 Business Days after receipt of the notice.


                                   ARTICLE VII
                              CONDITIONS PRECEDENT

         Section 7.1. Conditions to Closing. This Agreement shall become effective on the first date all conditions in this Section 7.1 are satisfied. On or before such date, the Borrower shall deliver to the Administrative Agent and each Lender Agent the following documents in form, substance and quantity acceptable to the Administrative Agent and Lender Agent, as applicable:

                   (a) A certificate of the Secretary of each of the Borrower, the Parent and each Originator certifying (i) the resolutions of the Borrower's, the Parent's and each Originator's board of directors approving each Transaction Document to which it is a party, (ii) the name, signature, and authority of each officer who executes on the Borrower's, the Parent's or each Originator's behalf a Transaction Document (on which certificate the Administrative Agent, each Lender Agent and each Lender may conclusively rely until a revised certificate is received), (iii) the Borrower's, the Parent's and each Originator's certificate or articles of incorporation certified by the Secretary of State of its state of incorporation, (iv) a copy of the Borrower's, the Parent's and each Originator's by-laws and (v) good standing certificates issued by the Secretaries of State of each jurisdiction where the Borrower, the Parent and each Originator has material operations.

                   (b) All instruments and other documents required, or deemed reasonably necessary by the Administrative Agent, to perfect the Administrative Agent's first priority interest in the Receivables and Collections in all appropriate jurisdictions.

                   (c) UCC search reports from all jurisdictions the Administrative Agent or any Lender Agent reasonably requests.

                   (d) Executed copies of (i) all consents and authorizations necessary in connection with the Transaction Documents (ii) direction letters executed by the Borrower and each Originator authorizing the Administrative Agent to inspect and make copies from the Borrower's and each Originator's books and records maintained at any off-site data processing or storage facilities, (iii) all Lock-Box Letters, (iv) a compliance certificate in the form of Exhibit G covering the period ending April 30, 1999, (v) a Periodic Report covering the month ended April 30, 1999 and (vi) each Transaction Document.

                   (e) Favorable opinions of counsel to the Borrower, the Parent and each Originator (and, if requested by any Lender Agent and then at the expense of the Borrower) covering such matters as any Lender Agent or the Administrative Agent may reasonably request.

         Section 7.2. Conditions to Each Loan. The obligation of each Committed Conduit Lender and each Related Bank Lender to make any Loan and the right of the Borrower to request or accept any such Loan, are subject to the conditions (and each such Loan shall evidence the Borrower's representation and warranty that clauses (a)-(f) of this Section 7.2 have been satisfied) that on the date of such Loan before and after giving effect to such Loan:

                  (a) no Potential Termination Event shall then exist or shall occur as a result of such Loan;

                  (b) the Termination Date has not occurred;

                  (c) after giving effect to the application of the proceeds of such Loan, the outstanding Aggregate Loan Amount would not exceed the Loan Limit and the Secured Interest will not exceed 100%;

                  (d) the representations and warranties in Section 4.1 are true and correct in all material respects on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date);

                  (e) each of the Borrower and each Originator is in full compliance with the Transaction Documents (including all covenants and agreements in Article V); and

                  (f) all legal matters related to such Loan are reasonably satisfactory to the applicable Lenders.

Nothing in this Section 7.2 limits the obligations of each Liquidity Bank and Enhancement Bank to its related Conduit Lender.

                                  ARTICLE VIII
                            THE ADMINISTRATIVE AGENT

         Section 8.1. Appointment and Authorization. (a) Each Lender and Lender Agent hereby irrevocably designates and appoints ABN AMRO Bank N.V. as the "Administrative Agent" hereunder and authorizes the Administrative Agent to take such actions and to exercise such powers as are delegated to the Administrative Agent hereby and to exercise such other powers as are reasonably incidental thereto. The Administrative Agent shall hold, in its name, for the benefit of each Lender, the Loan Interest of the Lender. The Administrative Agent shall not have any duties other than those expressly set forth herein or any fiduciary relationship with any Lender or Lender Agent, and no implied obligations or liabilities shall be read into this Agreement, or otherwise exist, against the Administrative Agent. The Administrative Agent does not assume, nor shall it be deemed to have assumed, any obligation to, or relationship of trust or agency with, the Borrower. Notwithstanding any provision of this Agreement or any other Transaction Document, in no event shall the Administrative Agent ever be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to the provision of any Transaction Document or applicable law.

         (b) Each Lender (other than Amsterdam and its Related Bank Lenders) hereby irrevocably designates and appoints the respective institution identified in the related Transfer Supplement as its Lender Agent hereunder and Amsterdam and its Related Bank Lenders designate ABN AMRO as its Lender Agent hereunder, and each authorizes such Lender Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to such Lender Agent by the terms of this Agreement, if any, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Lender Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or other Lender Agent or the Administrative Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Lender Agent shall be read into this Agreement or otherwise exist against such Lender Agent.

         (c) Except as otherwise specifically provided in this Agreement, the provisions of this Article VIII are solely for the benefit of the Lender Agents, the Administrative Agent and the Lenders, and none of the Borrower or Servicer shall have any rights as a third-party beneficiary or otherwise under any of the provisions of this Article VIII, except that this Article VIII shall not affect any obligations which any Lender Agent, the Administrative Agent or the Lender may have to the Borrower or the Servicer under the other provisions of this Agreement. Furthermore, no Lender shall have any rights as a third-party beneficiary or otherwise under any of the provisions hereof in respect of a Lender Agent which is not the Lender Agent for such Lender.

         (d) In performing its functions and duties hereunder, the Administrative Agent shall act solely as the agent of the Lenders and the Lender Agents and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or Collection Agent or any of their successors and assigns. In performing its functions and duties hereunder, each Lender Agent shall act solely as the agent of its respective Lender and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower, the Servicer, any other Lender, any other Lender Agent or the Administrative Agent, or any of their respective successors and assigns.

         Section 8.2. Delegation of Duties. The Administrative Agent may execute any of its duties through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         Section 8.3. Exculpatory Provisions. None of the Lender Agents, the Administrative Agent or any of their directors, officers, agents or employees shall be liable for any action taken or omitted (i) with the consent or at the direction of the Instructing Group or any Lender Agent, as applicable (ii) in the absence of such Person's gross negligence or willful misconduct. The Administrative Agent shall not be responsible to any Lender, Lender Agent or other Person for (i) any recitals, representations, warranties or other statements made by the Borrower, any Originator or any of their Affiliates, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Transaction Document, (iii) any failure of the Borrower, any Originator or any of their Affiliates to perform any obligation or (iv) the satisfaction of any condition specified in Article VII. The Administrative Agent shall not have any obligation to any Lender or Lender Agent to ascertain or inquire about the observance or performance of any agreement contained in any Transaction Document or to inspect the properties, books or records of the Borrower, any Originator or any of their Affiliates.

         Section 8.4. Reliance by Agents. Each Lender Agent and the Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document, other writing or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. Each Lender Agent and the Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under any Transaction Document unless it shall first receive such advice or concurrence of the Lenders, and assurance of its indemnification, as it deems appropriate.

         (b) The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Lenders or the Lender Agents, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders, the Administrative Agent and Lender Agents.

         (c) Each Lender Agent (with the consent of the Administrative Agent) shall determine with its Lender Groups the number of such Lenders (each, a "Voting Block"), which shall be required to request or direct such Lender Agent to take action, or refrain from taking action, under this Agreement on behalf of such Lenders. Such Lender Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of its appropriate Voting Block, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of such Lender Agent's Lenders.

         (d) Unless otherwise advised in writing by a Lender Agent or by any Lender on whose behalf such Lender Agent is purportedly acting, each party to this Agreement may assume that (i) such Lender Agent is acting for the benefit of each of the Lenders in respect of which such Lender Agent is identified as being the "Lender Agent" in the definition of "Lender Agent" hereto, as well as for the benefit of each assignee or other transferee from any such Person, and
(ii) each action taken by such Lender Agent has been duly authorized and approved by all necessary action on the part of the Lenders on whose behalf it is purportedly acting. Each initial Lender (or, with the consent of all other Lenders then existing, any other Lenders) shall have the right to designate a new Lender Agent (which may be itself) to act on its behalf and on behalf of its assignees and transferees for purposes of this Agreement by giving to the Administrative Agent written notice thereof signed by such Lender(s) and the newly designated Lender Agent. Such notice shall be effective when receipt thereof is acknowledged by the Administrative Agent, which acknowledgment the Administrative Agent shall not unreasonably delay giving, and thereafter the party named as such therein shall be Lender Agent for such Lender under this Agreement. Each Lender Agent and its Lender(s) shall agree amongst themselves as to the circumstances and procedures for removal and resignation of such Lender Agent.

         Section 8.5. Assumed Payments. Unless the Administrative Agent shall have received notice from the applicable Lender Agent before the date of any Incremental Loan that the applicable Lender Group will not make available to the Administrative Agent the amount it is scheduled to remit as part of such Incremental Loan, the Administrative Agent may assume such Lender Group has made such amount available to the Administrative Agent when due (an "Assumed Payment") and, in reliance upon such assumption, the Administrative Agent may (but shall have no obligation to) make available such amount to the appropriate Person. If and to the extent that any Lender Group shall not have made its Assumed Payment available to the Administrative Agent, such Lender Group (and the Borrower in the case of any Incremental Loan) hereby agrees to pay the Administrative Agent forthwith on demand such unpaid portion of such Assumed Payment up to the amount of funds actually paid by the Administrative Agent, together with interest thereon for each day from the date of such payment by the Administrative Agent until the date the requisite amount is repaid to the Administrative Agent, at a rate per annum equal to the Federal Funds Rate plus 2%.

         Section 8.6. Notice of Termination Events. Neither any Lender Agent nor the Administrative Agent shall be deemed to have knowledge or notice of the occurrence of any Potential Termination Event unless such Agent has received notice from any Lender, Lender Agent or the Borrower stating that a Potential Termination Event has occurred hereunder and describing such Potential Termination Event. In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to each Lender Agent whereupon each Lender Agent shall promptly give notice thereof to its Lenders, Enhancement Banks and Liquidity Banks. In the event that a Lender Agent receives such a notice (other than from the Administrative Agent), it shall promptly give notice thereof to the Administrative Agent and each of its affiliated Enhancement Banks and Liquidity Banks. The Administrative Agent shall take such action concerning a Potential Termination Event as may be directed by the Instructing Group (or in the case where there are only two Lender Groups and neither Lender Group has a majority of the Commitments, either Lender Agent except if the proposed action is a waiver of the consequences of the Potential Termination Event, in which case such waiver shall require the consent of the Instructing Group) (or, if otherwise required for such action, all of the Lenders), but until the Administrative Agent receives such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as the Administrative Agent deems advisable and in the best interests of the Lenders and Lender Agents.

         Section 8.7. Non-Reliance on Administrative Agent, Lender Agents and Other Lenders. Each Lender expressly acknowledges that none of the Administrative Agent, Lender Agents nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent, or Lender Agent hereafter taken, including any review of the affairs of the Borrower or any Originator, shall be deemed to constitute any representation or warranty by the Administrative Agent or Lender Agent, as applicable. Each Lender represents and warrants to the Administrative Agent and the Lender Agents that, independently and without reliance upon the Administrative Agent, Lender Agents or any other Lender and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower, any Originator, and the Receivables and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document. The Administrative Agent shall deliver each month to any Lender Agent that so requests a copy of the Periodic Report(s) received covering the preceding calendar month. Except for items specifically required to be delivered hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender Agent with any information concerning the Borrower, any Originator or any of their Affiliates that comes into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         Section 8.8. Agents and Affiliates. Each of the Lenders and the Administrative Agent and their Affiliates may extend credit to, accept deposits from and generally engage in any kind of banking, trust, debt, entity or other business with the Borrower, each Originator or any of their Affiliates and ABN AMRO may exercise or refrain from exercising its rights and powers as if it were not the Administrative Agent. With respect to the acquisition of the Eligible Receivables pursuant to this Agreement, each of the Lender Agents and the Administrative Agents shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not such an agent, and the terms "Lender" and "Lenders" shall include each of the Lender Agents and the Administrative Agent in their individual capacities.

         Section 8.9. Indemnification. Each Lender Group shall indemnify and hold harmless the Administrative Agent and its officers, directors, employees, representatives and agents (to the extent not reimbursed by the Borrower or any Originator and without limiting the obligation of the Borrower or any Originator to do so), ratably in accordance with its Ratable Share from and against any and all liabilities, obligations, losses, damages, penalties, judgments, settlements, costs, expenses and disbursements of any kind whatsoever (including in connection with any investigative or threatened proceeding, whether or not the Administrative Agent or such Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Administrative Agent or such Person as a result of, or related to, any of the transactions contemplated by the Transaction Documents or the execution, delivery or performance of the Transaction Documents or any other document furnished in connection therewith (but excluding any such liabilities, obligations, losses, damages, penalties, judgments, settlements, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Administrative Agent or such Person as finally determined by a court of competent jurisdiction).

        Section 8.10. Successor Administrative Agent. The Administrative Agent may, upon at least five (5) days notice to the Borrower and each Lender and Lender Agent, resign as Administrative Agent. Such resignation shall not become effective until a successor agent is appointed by the Instructing Group and has accepted such appointment. Upon such acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Transaction Documents. After any retiring Administrative Agent's resignation hereunder, the provisions of Article VI and this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent.


                                   ARTICLE IX
                                  MISCELLANEOUS

         Section 9.1. Termination. Each Lender shall cease to be a party hereto when the Termination Date has occurred, each Lender holds no Loan Amount and all amounts payable to it hereunder have been paid in full. This Agreement shall terminate following the Related Bank Lender Termination Date when no Loan Amount is held by a Lender and all other amounts payable hereunder have been paid in full, but the rights and remedies of the Administrative Agent, each Lender Agent and each Lender concerning any representation, warranty or covenant made, or deemed to be made, by the Borrower and under Article VI and Section 8.9 shall survive such termination.

         Section 9.2. Notices. Unless otherwise specified, all notices and other communications hereunder shall be in writing (including by telecopier or other facsimile communication), given to the appropriate Person at its address or telecopy number set forth on the signature pages hereof, in the Transfer Supplement or at such other address or telecopy number as such Person may specify, and effective when received at the address specified by such Person. Each party hereto, however, authorizes the Administrative Agent to act on telephone notices of Loans from any person the Administrative Agent in good faith believes to be acting on behalf of the relevant party and, at the Administrative Agent's option, to tape record any such telephone conversation. Each party hereto agrees to deliver promptly to the Administrative Agent a confirmation of each telephone notice given or received by such party (signed by an authorized officer of such party), but the absence of such confirmation shall not affect the validity of the telephone notice. The Administrative Agent's records of all such conversations shall be deemed correct and, if the confirmation of a conversation differs in any material respect from the action taken by the Administrative Agent, the records of the Administrative Agent shall govern absent manifest error. The number of days for any advance notice required hereunder may be waived (orally or in writing) by the Person receiving such notice and, in the case of notices to the Administrative

Agent, the consent of each Person to which the Administrative Agent is required to forward such notice.

         Section 9.3. Payments and Computations. Notwithstanding anything herein to the contrary, any amounts to be paid or transferred by the Borrower or the Collection Agent to, or for the benefit of, any Lender or any other Person shall be paid or transferred to the appropriate Lender Agent. All amounts to be paid or deposited hereunder shall be paid or transferred on the day when due in immediately available Dollars (and, if due from the Borrower or Collection Agent, by 11:00 a.m. (Chicago time), with amounts received after such time being deemed paid on the Business Day following such receipt). The Borrower hereby authorizes the Administrative Agent to debit the Borrower Account for application to any amounts owed by the Borrower hereunder. The Borrower shall, to the extent permitted by law, pay to each Lender Agent upon demand, for the account of the applicable Person, interest on all amounts not paid or transferred by the Borrower or the Collection Agent when due hereunder at a rate equal to the Prime Rate plus 2%, calculated from the date any such amount became due until the date paid in full. Any payment or other transfer of funds scheduled to be made on a day that is not a Business Day shall be made on the next Business Day, and any interest rate accruing on such amount to be paid or transferred shall continue to accrue to such next Business Day. All computations of interest and fees shall be calculated for the actual days elapsed based on a 360-day year (or 365 or 366 days, as the case may be, in the case of Prime Rate Loans).

         Section 9.4. Sharing of Recoveries. Each Lender Group agrees that if it receives any recovery, through set-off, judicial action or otherwise, on any amount payable or recoverable hereunder in a greater proportion than should have been received hereunder or otherwise inconsistent with the provisions hereof, then the recipient of such recovery shall purchase for cash an interest in amounts owing to the other Lender Groups (as return of Loan Amount or otherwise), without representation or warranty except for the representation and warranty that such interest is being sold by each such other Lender Group free and clear of any Adverse Claim created or granted by such other Lender Group, in the amount necessary to create proportional participation by the Lender Group in such recovery. If all or any portion of such amount is thereafter recovered from the recipient, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         Section 9.5. Right of Setoff. During a Termination Event, each Lender Group is hereby authorized (in addition to any other rights it may have) to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Lender Group (including by any branches or agencies of such Lender Group) to, or for the account of, the Borrower against amounts owing by the Borrower hereunder (even if contingent or unmatured).

         Section 9.6. Amendments. Except as otherwise expressly provided herein, no amendment or waiver hereof shall be effective unless signed by the Borrower and the Instructing Group. The amount of any fee or other payment due and payable from the Borrower to the Administrative Agent (for its own account), any Lender Agent or any Lender may be changed or otherwise adjusted solely with the consent of the Borrower and the party to which such payment is payable. Any amendment hereof shall apply to each Lender equally and shall be binding upon the Borrower, the Lenders, the Lender Agents and the Administrative Agent. If required by the Rating Agencies for the applicable Conduit Lender, no material amendment hereof or assignment, termination, resignation or removal hereunder shall be effective unless a statement is obtained from the applicable Rating Agencies that its Rating will not be downgraded, withdrawn or suspended as a result of such amendment, assignment, termination, resignation or removal.

         Section 9.7. Waivers. No failure or delay of the Administrative Agent or any Lender in exercising any power, right, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right, privilege or remedy preclude any other or further exercise thereof or the exercise of any other power, right, privilege or remedy. Any waiver hereof shall be effective only in the specific instance and for the specific purpose for which such waiver was given. After any waiver, the Borrower, the Lenders, the Lender Agents and the Administrative Agent shall be restored to their former position and rights and any Potential Termination Event waived shall be deemed to be cured and not continuing, but no such waiver shall extend to (or impair any right consequent upon) any subsequent or other Potential Termination Event. Any additional interest that has accrued after a Termination Event before the execution of a waiver thereof, solely as a result of the occurrence of such Termination Event, may be waived by the Administrative Agent at the direction of the Lender Agent entitled thereto.

         Section 9.8. Successors and Assigns; Participations; Assignments.

         (a) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as otherwise provided herein, the Borrower may not assign or transfer any of its rights or delegate any of its duties without the prior consent of the Administrative Agent, the Lender Agents and the Lenders.

         (b) Participations. Any Lender may sell to one or more Persons (each a "Participant") participating interests in the interests of such Lender hereunder; provided, however, that no Lender shall grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Agreement or any other Transaction Document. Such Lender shall remain solely responsible for performing its obligations hereunder, and the Borrower, each Lender Agent and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations hereunder. Each Participant shall be entitled to the benefits of
Article VI and shall have the right of setoff through its participation in amounts owing hereunder to the same extent as if it were a Lender hereunder, which right of setoff is subject to such Participant's obligation to share with the Lenders as provided in Section 9.4. A Lender shall not agree with a Participant to restrict such Lender's right to agree to any amendment hereto, except amendments described in clause (a) of Section 9.6.

         (c) Assignment by Lenders. Upon the consent of the Borrower (which consent shall not be unreasonably withheld), each party hereto agrees and consents (i) to any Lender's assignment, participation, grant of security interests in or other transfers of any portion of, or any of its beneficial interest in, its Loan Interest and (ii) to the complete assignment by such Lender of all of its rights and obligations hereunder to any other Person, and upon such assignment such Lender shall be released from all obligations and duties hereunder. Each Lender shall promptly notify each party hereto of any such assignment. Upon such an assignment of any portion of any Lender's Loan Interest, the assignee shall have all of the rights of such Lender hereunder relating to such Loan Interest.

         (d) Opinions of Counsel. If required by the Administrative Agent or to maintain the Ratings, each assignment must be accompanied by an opinion of counsel of the assignee as to such matters as the Administrative Agent or Lender Agent may reasonably request.

         Section 9.9. Intended Tax Characterization. It is the intention of the parties hereto that, for the purposes of all Taxes, the transactions contemplated hereby shall be treated as a loan by the Lenders (through the Administrative Agent) to the Borrower that is secured by the Receivables (the "Intended Tax Characterization"). The parties hereto agree to report and otherwise to act for the purposes of all Taxes in a manner consistent with the Intended Tax Characterization. As provided in Section 5.1(g), the Borrower hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in all Receivables and Collections to secure the payment of all amounts other than Loan Amount owing hereunder and (to the extent of the Secured Interest) to secure the repayment of all Loan Amount.

        Section 9.10. Confidentiality. The parties hereto agree to hold the Transaction Documents or any other confidential or proprietary information received in connection therewith in confidence and agree not to provide any Person with copies of any Transaction Document or such other confidential or proprietary information other than to (i) any officers, directors, members, managers, employees or outside accountants, auditors or attorneys thereof, (ii) any prospective or actual assignee or participant which (in each case) has signed a confidentiality agreement substantially in the form of the confidentiality agreement signed by the Agent prior to the date hereof, (iii) any rating agency, (iv) any surety, guarantor or credit or liquidity enhancer to the Agent or any Lender which (in each case) has signed a confidentiality agreement substantially in the form of the confidentiality agreement signed by the Agent prior to the date hereof, (v) any entity organized to loan, or make loans secured by, financial assets for which ABN AMRO or PNC Bank, National Association provides managerial services or acts as an administrative agent which (in each case) has signed a confidentiality agreement substantially in the form of the confidentiality agreement signed by the Agent prior to the date hereof, (vi) any Conduit Lender's administrator, management company, referral agents, issuing agents or depositaries or commercial paper dealers and (vii) Governmental Authorities with appropriate jurisdiction. Notwithstanding the above stated obligations, the parties hereto will not be liable for disclosure or use of such information which such Person can establish by tangible evidence:
(i) was required by law, including pursuant to a subpoena or other legal process, (ii) was in such Person's possession or known to such Person prior to receipt or (iii) is or becomes known to the public through disclosure in a printed publication (without breach of any obligation hereunder).

        Section 9.11. Reserved.

        Section 9.11. Confidentiality of Agreement. Unless otherwise consented to by the Administrative Agent and the Lender Agents the Borrower hereby will not disclose the contents of any Transaction Document, or any other confidential or proprietary information furnished by the Administrative Agent, any Lender Agent or any Lender, to any Person other than to its auditors and attorneys or as required by applicable law.

        Section 9.12. Agreement Not to Petition. Each party hereto agrees, for the benefit of the holders of the privately or publicly placed indebtedness for borrowed money for each Conduit Lender, not, prior to the date which is one (1) year and one (1) day after the payment in full of all such indebtedness, to acquiesce, petition or otherwise, directly or indirectly, invoke, or cause any Conduit Lender to invoke, the process of any Governmental Authority for the purpose of (a) commencing or sustaining a case against any Conduit Lender under any federal or state bankruptcy, insolvency or similar law (including the Federal Bankruptcy Code), (b) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for such Conduit Lender, or any substantial part of its property, or (c) ordering the winding up or liquidation of the affairs of such Conduit Lender.

        Section 9.13. Excess Funds. Other than amounts payable under Section 9.4, each Conduit Lender shall be required to make payment of the amounts required to be paid pursuant hereto only if such Conduit Lender has Excess Funds (as defined below). If any Conduit Lender does not have Excess Funds, the excess of the amount due hereunder (other than pursuant to Section 9.4) over the amount paid shall not constitute a "claim" (as defined in Section 101(5) of the Federal Bankruptcy Code) against such Conduit Lender until such time as such Conduit Lender has Excess Funds. If any Conduit Lender does not have sufficient Excess Funds to make any payment due hereunder (other than pursuant to Section 9.4), then such Conduit Lender may pay a lesser amount and make additional payments that in the aggregate equal the amount of deficiency as soon as possible thereafter. The term "Excess Funds" means the excess of (a) the aggregate projected value of a Conduit Lender's assets and other property (including cash and cash equivalents), over (b) the sum of (i) the sum of all scheduled payments of principal, interest and other amounts payable on publicly or privately placed indebtedness of such Conduit Lender for borrowed money, plus (ii) the sum of all other liabilities, indebtedness and other obligations of such Conduit Lender for borrowed money or owed to any credit or liquidity provider, together with all unpaid interest then accrued thereon, plus (iii) all taxes payable by such Conduit Lender to the Internal Revenue Service, plus (iv) all other indebtedness, liabilities and obligations of such Conduit Lender then due and payable, but the amount of any liability, indebtedness or obligation of any Conduit Lender shall not exceed the projected value of the assets to which recourse for such liability, indebtedness or obligation is limited. Excess Funds shall be calculated once each Business Day.

        Section 9.14. No Recourse. The obligations of each Lender, its management company, its administrator and its referral agents (each a "Program Administrator") under any Transaction Document or other document (each, a "Program Document") to which a Program Administrator is a party are solely the corporate obligations of such Program Administrator and no recourse shall be had for such obligations against any Affiliate, director, officer, member, manager, employee, attorney or agent of any Program Administrator.

        Section 9.15. Headings; Counterparts. Article and Section Headings in this Agreement are for reference only and shall not affect the construction of this Agreement. This Agreement may be executed by different parties on any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

        Section 9.16. Cumulative Rights and Severability. All rights and remedies of the Lenders, Lender Agents and Administrative Agent hereunder shall be cumulative and non-exclusive of any rights or remedies such Persons have under law or otherwise. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting such provision in any other jurisdiction.

        Section 9.17. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws (and not the law of conflicts) of the State of New York. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York, New York for purposes of all legal proceedings arising out of, or relating to, the Transaction Documents or the transactions contemplated thereby. The Borrower hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the venue of any such proceeding and any claim that any such proceeding has been brought in an inconvenient forum. Nothing in this Section 9.17 shall affect the right of the Administrative Agent, any Lender Agent or any Lender to bring any action or proceeding against the Borrower or its property in the courts of other jurisdictions.

        Section 9.18. Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, ANY TRANSACTION DOCUMENT OR ANY MATTER ARISING THEREUNDER.

        Section 9.19. Entire Agreement. The Transaction Documents constitute the entire understanding of the parties thereto concerning the subject matter thereof. Any previous or contemporaneous agreements, whether written or oral, concerning such matters are superseded thereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.


ABN AMRO Bank N.V., as the                ABN AMRO Bank N.V., as a Related
  Administrative Agent                      Bank Lender for Amsterdam


By: Thomas J. Illegible                   By: Thomas J. Illegible
   -------------------------------           -----------------------------
Title: Illegible                          Title: Illegible
      ----------------------------              ---------------------------

By:  Illegible                            By:  Illegible
   -------------------------------           -----------------------------
Title: Illegible                          Title: Illegible
      ----------------------------              ---------------------------
Address:  Structured Finance,             Address:  Structured Finance,
          Asset Securitization                      Asset Securitization
          135 South LaSalle Street                  135 South LaSalle Street
          Chicago, Illinois 60674-9135              Chicago, Illinois  60674-9135
          Attention:  Lender Agent-                 Attention:     Enhancer-Amsterdam
                      Amsterdam                     Telephone: (312) 904-6263
Telephone: (312) 904-6263                           Telecopy:  (312) 904-6376
Telecopy:  (312) 904-6376

PNC BANK, NATIONAL ASSOCIATION,                     AMSTERDAM FUNDING CORPORATION,
   as a Related Bank Lender for Amsterdam              an Uncommitted Conduit Lender

By:  Illegible                                      By:  /s/ Andrew Stidd
   -------------------------------                     -----------------------------
Title: VICE PRESIDENT                               Title: PRESIDENT
      ----------------------------                   ---------------------------
      Address:  201 East Fifth St.                   Address:  c/o Global Securitization Services, LLC
                3rd Fl.                                        25 West 43rd Street, Suite 704
                Cincinnati, OH 45202                           New York, New York  10036
                Attention: LARGE CORPORATE BANKING             Attention: Andrew Stidd
      Telephone: (513) 651-8675                      Telephone: (212) 302-8330
      Telecopy:  (513) 651-8951                      Telecopy:  (212) 302-8767


                                                               with a copy to:

                                                               ABN AMRO Bank N.V.
                                                               Address:  Structured Finance,
                                                                         Asset Securitization
                                                                         135 South LaSalle Street
                                                                         Chicago, Illinois 60674-9135
                                                                         Attention:  Administrator -
                                                                                     Amsterdam
                                                               Telephone:  (312) 904-6263
                                                               Telecopy:  (312) 904-6376

EAGLE-PICHER ACCEPTANCE CORPORATION,                   EAGLE-PICHER INDUSTRIES, INC.,
  as Borrower                                           as Initial Collection Agent

By:  Illegible                                         By:  Illegible
   -------------------------------                        -----------------------------
Title:                                                 Title:
      ----------------------------                           ---------------------------
      Address:   250 East Fifth Street, Fifth Floor          Address:   250 East Fifth Street, Fifth Floor
                 Cincinnati, Ohio  45202                                Cincinnati, Ohio  45202
                 Attention:  General Counsel                            Attention:  General Counsel
      Telephone: (513) 721-7010                              Telephone:     (513) 721-7010
      Telecopy:  (513) 629-2572                              Telecopy:      (513) 629-2572

                                   SCHEDULE I
                                   DEFINITIONS

         The following terms have the meanings set forth, or referred to, below:

         "ABN AMRO" means ABN AMRO Bank N.V. in its individual capacity and not in its capacity as the Administrative Agent.

         "Administrative Agent" is defined in the first paragraph hereof.

         "Administrative Agent's Account" means the account designated to the Borrower and the Lenders by the Administrative Agent.

         "Adverse Claim" means, for any asset or property of a Person, a lien, security interest, charge, mortgage, pledge, hypothecation, assignment or material encumbrance, or any other material right or claim, in, of or on such asset or property in favor of any other Person, except those in favor of the Administrative Agent.

         "Affiliate" means, for any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person. For purposes of this definition, "control" means the power, directly or indirectly, to either (i) vote ten percent (10%) or more of the securities having ordinary voting power for the election of directors of a Person or (ii) cause the direction of the management and policies of a Person.

         "Aggregate Loan Amount" means the sum of the Loan Amounts of all Lenders.

         "Aggregate Reserve" means, at any time, the sum of the Reserves of all Lenders at such time.

         "Amsterdam" is defined in the first paragraph hereof.

         "Bankruptcy Event" means, for any Person, that (a) such Person makes a general assignment for the benefit of creditors or any proceeding is instituted by or against such Person seeking to adjudicate it bankrupt or insolvent, or seeking the liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (b) such Person takes any corporate action to authorize any such action.

         "Borrower" is defined in the first paragraph hereof.

         "Borrower Account" means the Borrower's account designated by the Borrower to the Administrative Agent with at least ten (10) days prior notice.

         "Borrowing" shall mean the incurrence by the Borrower of a Loan.

         "Business Day" means any day other than (a) a Saturday, Sunday or other day on which banks in New York City, Pittsburgh, Pennsylvania or Chicago, Illinois are authorized or required to close and (b) a holiday on the Federal Reserve calendar.

         "Charge-Off" means any Receivable that the Borrower deems uncollectible in accordance with its ordinary practices and procedures and that has or should have been charged off or written off by the Borrower in accordance with such practices and procedures; provided, however, that in no event may such charge-off or write-off occur with respect to a Receivable within 150 days of the origination of such Receivable unless the related Obligor (a) has suffered a Bankruptcy Event or (b) has committed fraud with respect to such Receivable.

         "Closing Date" shall mean the day (which shall be a Business Day) specified by the Borrower on which all of the conditions specified in Section
7.1 as conditions precedent to the Closing Date are fulfilled or waived pursuant to this Agreement.

         "Collection" means any amount paid, or deemed paid, on a Receivable, including from the proceeds of collateral securing, or any guaranty of, such Receivable or by the Borrower under Section 1.5(b).

         "Collection Agent" is defined in Section 3.1(a).

         "Collection Agent Fee" is defined in Section 3.6.

         "Collection Agent Replacement Event" means the occurrence of any one or more of the following:

                  (a) the Collection Agent (or any sub-collection agent) fails to observe or perform any material term, covenant or agreement under any Transaction Document;

                  (b) any written representation, warranty, certification or statement made by the Collection Agent in, or pursuant to, any Transaction Document proves to have been incorrect in any material adverse respect when made;

                  (c) the Collection Agent suffers a Bankruptcy Event; or

                  (d) a Termination Event occurs and any Lender Group declares such Termination Event to be a Collection Agent Replacement Event.

         "Committed Conduit Lender" means each Person who becomes a Committed Conduit Lender pursuant to a Transfer Supplement.

         "Commitment Percentage" means, for each Related Bank Lender in a Lender Group, such Related Bank Lender's Loan Commitment divided by the total of all Loan Commitments of all Related Bank Lenders in such Lender Group.

         "Concentration Limit" means (i) for any Obligor with long term unsecured indebtedness rated BBB or higher by S&P or Baa2 or higher by Moody's, 5% of the outstanding principal balance of all Eligible Receivables, (ii) for all other Obligors (including those not rated by both S&P and Moody's), 3% of the outstanding principal balance of all Eligible Receivables and (iii) with respect to each Obligor therein referenced, such Obligor's Special Limit. If the Moody's rating and the S&P rating assigned to the long term unsecured indebtedness of any Obligor differ, then the Concentration Limit for such Obligor shall be based on the lower of such ratings.

         "Conduit Lenders" means the Committed Conduit Lenders and the Uncommitted Conduit Lenders.

         "Consolidated Receivables Balance" means an amount equal to the gross amount of Receivables on any date less the amount of intracompany Receivables for such date.

          "Credit and Collection Policies" means, collectively, the Borrower's credit and collection policies and practices relating to Receivables attached hereto as Exhibit H.

         "Daily Estimated Consolidated Receivables Balance" means an amount equal to the gross amount of Receivables on any date less the Daily Intracompany Estimate for such date.

         "Daily Estimated Eligible Receivables Balance" means an amount equal to the Daily Estimated Consolidated Receivables Balance less the Daily Ineligible/Concentration Estimate for such date.

          "Daily Ineligible/Concentration Estimate" means an amount equal to the Daily Estimated Consolidated Receivables Balance multiplied by the Daily Ineligible/Concentration Percentage for such date.

          "Daily Ineligible/Concentration Percentage" means a percentage equal to one minus a percentage equal to the Eligible Receivables Balance as shown on the most recent Periodic Report divided by the Consolidated Receivables Balance as shown on the most recent Periodic Report.

         "Daily Intracompany Estimate" means an amount equal to the gross amount of Receivables on any date multiplied by the Daily Intracompany Percentage for such date.

         "Daily Intracompany Percentage" means a percentage equal to the amount of intracompany Receivables as shown on the most recent Periodic Report divided by the gross Receivables as shown on the most recent Periodic Report.

         "Daily Maximum Advance" means an amount shown on a Daily Report equal to the gross amount of Receivables on such date less the Daily Intracompany Estimate, the Daily Ineligible/Concentration Estimate and the Daily Reserve Estimate.

          "Daily Report" is defined in Section 3.3(b).

         "Daily Reserve Estimate" means an amount equal to the Daily Estimated Eligible Receivables Balance for such date multiplied by the Reserve Percentage as shown on the most recent Periodic Report.

          "Deemed Collections" is defined in Section 1.5(c).

         "Default Ratio" means, for any calendar month, the ratio of (a) the aggregate outstanding balance of all Defaulted Receivables (minus Charge-Offs) as of the end of such calendar month to (b) the aggregate outstanding balance of all Receivables (minus Charge-Offs) as of the end of such calendar month.

         "Defaulted Receivable" means (1) any Receivable (other than a Charge-Off) (a) on which any amount is unpaid more than 90 days past its original invoice date or (b) the Obligor on which has suffered a Bankruptcy Event and (2) any Receivable which becomes a Charge-Off within 90 days of its origination.

         "Delinquency Ratio" means, for any calendar month, the ratio of (a) the then aggregate outstanding balance of all Delinquent Receivables as of the end of such calendar month to (b) the aggregate outstanding balance of all Receivables as of the end of such calendar month.

         "Delinquent Receivable" means any Receivable (other than a Charge-Off or Defaulted Receivable) on which any amount is unpaid more than 60 days past its original invoice date.

         "Designated Financial Officer" means the Treasurer or Assistant Treasurer of the Borrower or each Originator, as applicable.

         "Dilution Ratio" means, for any calendar month, the ratio of (a) the aggregate amount of payments owed by the Borrower pursuant to the first sentence of Section 1.5(b) for such calendar month to (b) the aggregate amount of Collections received during such calendar month.

         "Dilution Reserve" means the greater of (i) 3% and (ii) 3 times the highest three month rolling average Dilution Ratio (expressed as a percentage) as of the last day of each of the last twelve calendar months.

         "Dollar" and "$" means lawful currency of the United States of America.

         "Eagle-Picher Credit Agreement" means that certain Credit Agreement dated as of February 19, 1998 among Eagle-Picher Industries, Inc., various Lenders from time to time party thereto, ABN AMRO Bank N.V., as Administrative Agent, PNC Bank, National Association, as Documentation Agent and DLJ Capital Funding, Inc., as Syndication Agent, as such agreement is amended, modified or restated from time to time.

          "Eligible Receivable" means, at any time, any Receivable:

                   (i) the Obligor of which (a) is a resident of, or organized under the laws of, or with its chief executive office in, the U.S.; provided (1) Eligible Receivables generated by Obligors which are residents of, or organized under the laws of, or with their chief executive office in, Canada may constitute up to 5% of Eligible Receivables and (2) Eligible Receivables generated by Affiliates of Ford Motor Company which are not residents of, or organized under the laws of, or with their chief executive office in, the U.S. shall, subject to the Concentration Limit applicable to Ford Motor Company, constitute Eligible Receivables; (b) is not an Affiliate of any of the parties hereto or any Originator; (c) is not a government or a governmental subdivision or agency; (d) has not suffered a Bankruptcy Event; (e) is a customer of each Originator in good standing; (f) is not the Obligor of Defaulted Receivables representing more than 25% of the Obligor's aggregate Eligible Receivables; and (g) with respect to any Receivable of which Carpenter Enterprises Limited is the Originator, is not Honda Motor Corporation;

                  (ii) which is stated to be due and payable within 90 days after the invoice therefor; provided, however, that not more than 5% of the Eligible Receivables at any time may consist of Receivables which are stated to be due and payable within 91 to 360 days after invoice therefore ("Long-Dated Receivables"), and, if the outstanding balance of all Long-Dated Receivables that would otherwise be Eligible Receivables exceeds such limit, Eligible Receivables for purposes hereof shall be the Long-Dated Receivables with the shortest maturities;

                 (iii) which is not a Defaulted Receivable, a Charge-Off or a Receivable which has been extended, amended, rescinded or cancelled (except as permitted in Section 3.2(b) and then subject to Section 1.5);

                  (iv) which is an "account" or "chattel paper" within the meaning of Section 9-105 and Section 9-106, respectively of the UCC of all applicable jurisdictions;

                  (v) which is denominated and payable only in Dollars in the U.S.;

                  (vi) which arises under a contract that is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, counterclaim, defense or other Adverse Claim, and is not an executory contract or unexpired lease within the meaning of Section 365 of the Bankruptcy Code, and which directs payments be made to a permitted Lock-Box;

                 (vii) which arises under a contract that (a) contains an obligation to pay a specified sum of money and is subject to no contingencies, (b) does not require the Obligor under such contract to consent to the transfer, sale or assignment of the rights and duties of the applicable Originator under such contract (unless the Agent is reasonably satisfied that any restriction to the transfer, sale or assignment of such rights and duties does not limit or prohibit the Originator's right to assign its right to receive payment under such contract) and (c) does not contain a confidentiality provision that purports to restrict any Lender's exercise of rights under this Agreement, including, without limitation, the right to review such contract;

                (viii) which does not, in whole or in part, contravene any law, rule or regulation applicable thereto (including, without limitation, those relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy);

                  (ix) which satisfies all applicable requirements of the applicable Credit and Collection Policy and was generated in the ordinary course of the applicable Originator's business from the sale of goods or provision of services to a related Obligor solely by such Originator;

                   (x) which is an account receivable representing all or part of the sales price of merchandise, insurance and services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940;

                  (xi) the purchase of which with proceeds of notes would constitute a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933; and

                 (xii) which is not part of a price offering reserve, hold back or exchange rate transaction as reflected on the general ledger of the applicable Originator.

         "Eligible Receivable Balance" means, at any time, the aggregate outstanding principal balance of all Eligible Receivables less the portion of the aggregate outstanding principal balance of Eligible Receivables which exceed the Concentration Limit or the Special Limit.

         "Enhancement Agreement" means any agreement between a Lender and any other Person, entered into to provide credit enhancement to such Lender's commercial paper facility.

         "Enhancement Bank" means any Person providing credit support to a Lender for such Lender's account under an Enhancement Agreement, including pursuant to an unfunded commitment.

          "Face Amount" means the face amount of any Conduit Lender's commercial paper issued on a discount basis or, if not issued on a discount basis, the principal amount of such note and interest scheduled to accrue thereon to its stated maturity.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal, for each day during such period, to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such transactions received by ABN AMRO as of approximately 10:00 a.m. (Chicago time) on such day from three federal funds brokers of recognized standing selected by it.

         "Fee Letter" means, for each Lender Group, the letter agreement among the Borrower and the Lender Agent for the applicable Lender Group.

         "Funding Agreement" means any agreement or instrument executed by a Lender and executed by or in favor of any Funding Source or executed by any Funding Source at the request of a Lender.

         "Funding Source" means any insurance company, bank or other financial institution providing liquidity, back-up purchase or credit support for any Lender.

          "GAAP" means generally accepted accounting principles in the U.S., applied on a consistent basis.

         "Governmental Authority" means any (a) Federal, state, municipal or other governmental entity, board, bureau, agency or instrumentality, (b) administrative or regulatory authority (including any central bank or similar authority) or (c) court, judicial authority or arbitrator, in each case, whether foreign or domestic.

         "Incremental Loan" is defined in Section 1.1(b).

         "Ineligible Receivables Balance" means the aggregate principal balance of all Receivables that are not Eligible Receivables.

         "Initial Collection Agent" is defined in the first paragraph hereof.

         "Instructing Group" means Lender Agents representing Lender Groups with a majority of the Loan Commitments; provided, however that if there are only two Lender Groups and no one Lender Group has a majority of the Loan Commitments, then the "Instructing Group" means both Lender Agents.

         "Intended Tax Characterization" is defined in Section 9.9.

         "Interest Reserve" means, at any time, the product of (a) 1.5 multiplied by (b) the rate announced by ABN AMRO as its "Prime Rate" (which may not be its best or lowest rate) plus 300 basis points (3.00%) per annum multiplied by (c) Receivables Turnover Days divided by 360 days.

         "Interim Liquidation" means any time before the Termination Date during which no Reinvestment Loans are made by any Lender, as established pursuant to
Section 1.2.

         "Lender Agent" means any of the Amsterdam Lender Agent or any other person who becomes a party to this Agreement as a Lender Agent pursuant to a Transfer Supplement.

         "Lender Group" means, for each Conduit Lender, such Conduit Lender, its Related Bank Lenders (if any) and its related Liquidity Banks and Enhancement Banks.

         "Lender Reserve Percentage" means, for each Lender, the Reserve Percentage multiplied by a fraction, the numerator of which is such Lender's outstanding Loan Amount and the denominator of which is the aggregate Loan Amount for all Lenders.

         "Lenders" means the Conduit Lenders and the Related Bank Lenders.

         "Limited Guaranty" means the Limited Guaranty, dated the date hereof, by the Parent in favor of the Administrative Agent.

         "Liquidation Period" means, for any Lender only, all times when such Lender is not making Reinvestment Loans pursuant to Section 1.1(d) and, for all Lenders, all times (x) during an Interim Liquidation and (y) on and after the Termination Date.

         "Liquidity Agreement" means any agreement entered into in connection with this Agreement pursuant to which any Person agrees to make loans or advances to, or purchase assets from, any Lender in order to provide liquidity for such Lender's Loans.

         "Liquidity Bank" means any commercial lending institution that is at any time a lender or purchaser under any Liquidity Agreement.

         "Loan" is defined in Section 1.1(a).

         "Loan Amount" means, for each Lender, (a) the sum of (i) all Loans by such Lender and (ii) the aggregate amount of any payments or exchanges made by, or on behalf of, such Lender to any other Lender pursuant to the Transfer Agreements minus (b) all Collections, amounts received from any Lenders, and other amounts received or exchanged and, in each case, applied by the Administrative Agent or such Lender to reduce such Lender's Loan Amount. A Lender's Loan Amount shall be restored to the extent any amounts so received or exchanged and applied are rescinded or must be returned for any reason.

         "Loan Commitment" means, for each Lender Group, the amount set forth on
Schedule II, as adjusted in accordance with Sections 1.6 and 9.8.

         "Loan Interest" means, for a Lender, the percentage security interest in the Receivables and Collections held by such Lender, calculated when and as described in Section 1.1(a); provided, however, that (except for purposes of computing a Loan Interest or the Secured Interest in Section 1.5 or 1.7) at any time the Secured Interest would otherwise exceed 100% each Lender then holding any Loan Amount shall have its Loan Interest reduced by multiplying such Loan Interest by a fraction equal to 100% divided by the Secured Interest otherwise then in effect, so that the Secured Interest is thereby reduced to 100%.

         "Loan Limit" means $75,000,000.

         "Lock-Box" means each post office box or bank box listed on Exhibit E, as revised pursuant to Section 5.1(i).

         "Lock-Box Account" means each account maintained by the Collection Agent at a Lock-Box Bank for the purpose of receiving or concentrating Collections.

         "Lock-Box Agreement" means each agreement between the Collection Agent and a Lock-Box Bank concerning a Lock-Box Account.

         "Lock-Box Bank" means each bank listed on Exhibit E, as revised pursuant to Section 5.1(i).

         "Lock-Box Letter" means a letter in substantially the form of Exhibit F (or otherwise acceptable to the Administrative Agent) from the Borrower and the Collection Agent to each Lock-Box Bank, acknowledged and accepted by such Lock-Box Bank and the Administrative Agent.

         "Loss Reserve" means, at any time, the greatest of (a) 12%, (b) 2 times the highest three-month rolling average Delinquency Ratio (expressed as a percentage) as of the last day of each of the last twelve calendar months and
(c) 3 times the highest three-month rolling average Default Ratio (expressed as a percentage) as of the last day of each of the last twelve calendar months.

         "Loss-to-Liquidation Ratio" means, for any calendar month, the ratio of the outstanding balance of Charge-Offs during such calendar month to the aggregate amount of Collections during such calendar month.

         "Matured Aggregate Loan Amount" means, at any time, the Matured Value of each Lender's Loan Amount plus the total Loan Amounts of all other Lenders then outstanding.

         "Matured Value" means, for any Loan Amount, the sum of such Loan Amount and all unpaid interest, fees and other amounts scheduled to become due (whether or not then due) on such Loan Amount during all interest periods to which any portion of such Loan Amount has been allocated.

         "Maximum Incremental Loan Amount" means, at any time the difference between the Loan Limit and the Aggregate Loan Amount then outstanding.

         "Moody's" means Moody's Investors Service, Inc.

         "Obligor" means, for any Receivable, each Person obligated to pay such Receivable and each guarantor of such obligation.

         "Originator" means, collectively, Eagle-Picher Industries, Inc., Carpenter Enterprises Limited, Daisy Parts, Inc., Eagle-Picher Development Company, Inc., Eagle-Picher Fluid Systems, Inc., Eagle-Picher Minerals, Inc., Eagle-Picher Technologies, LLC, Hillsdale Tool & Manufacturing Co. and Michigan Automotive Research Corporation.

         "Parent" means Eagle-Picher Industries, Inc.

         "Periodic Report" is defined in Section 3.3(a).

         "Permitted Investments" shall mean (a) evidences of indebtedness, maturing not more than thirty (30) days after the date of purchase thereof, issued by, or the full and timely payment of which is guaranteed by, the full faith and credit of, the federal government of the United States of America, (b) repurchase agreements with banking institutions or broker-dealers registered under the Securities Exchange Act of 1934 fully secured by obligations of the kind specified in clause (a) above, (c) money market funds denominated in Dollars rated not lower than A-1 (and without the "r" symbol attached to any such rating) by S&P and P-1 by Moody's or otherwise acceptable to the Rating Agencies or (d) commercial paper denominated in Dollars issued by any corporation incorporated under the laws of the United States or any political subdivision thereof, provided that such commercial paper is rated at least A-1 (and without any "r" symbol attached to any such rating) thereof by S&P and at least Prime-1 thereof by Moody's.

          "Permitted Liens" means any lien, security interest or encumbrance granted pursuant to the terms of the Eagle-Picher Credit Agreement or the Purchase Agreements.

         "Person" means an individual, partnership, corporation, association, joint venture, Governmental Authority or other entity of any kind.

         "Potential Termination Event" means any Termination Event or any event or condition that with the lapse of time or giving of notice, or both, would constitute a Termination Event.

         "Prime Rate" means, for any period, the daily average during such period of (a) the greater of (i) the floating commercial loan rate per annum of ABN AMRO (which rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer by ABN AMRO) announced from time to time as its prime rate or equivalent for Dollar loans in the U.S., changing as and when said rate changes and (ii) the Federal Funds Rate plus 0.75% plus (b) during the pendency of a Termination Event, 3.00% for the Loan Amount of a Liquidity Provider and 5.00% for the Loan Amount of the Enhancer.

         "Program Amount" means, for each Lender Group, 102% of the Loan Commitment of such Lender Group.

         "Program LOC" means that certain irrevocable transferable letter of credit no S79017, dated June 11, 1997, issued by the Enhancer at the request of Amsterdam, and each letter of credit issued in substitution or replacement therefor.

          "Purchase Agreements" means, collectively, each Receivables Purchase Agreement dated as of the date hereof among the Borrower and each Originator.

         "Ratable Share" means, for each Lender Group, such Lender Group's aggregate Loan Commitments divided by the aggregate Loan Commitments of all Lender Groups.

         "Rate Supplement" is defined in Section 1.3(a).

         "Rating Agency" means Moody's, S&P and any other rating agency any Conduit Lender chooses to rate its commercial paper notes.

         "Ratings" means the ratings by the Rating Agencies of the indebtedness for borrowed money of each Conduit Lender.

         "Receivable" means each obligation of an Obligor to pay for merchandise sold or services rendered by the applicable Originator and includes such Originator's rights to payment of any interest or finance charges and in the merchandise (including returned goods) and contracts relating to such Receivable, all security interests, guaranties and property securing or supporting payment of such Receivable, all Records and all proceeds of the foregoing. During any Interim Liquidation and on and after the Termination Date, the term "Receivable" shall only include receivables existing on the date such Interim Liquidation commenced or Termination Date occurred, as applicable. Deemed Collections shall reduce the outstanding balance of Receivables hereunder, so that any Receivable that has its outstanding balance deemed collected shall cease to be a Receivable hereunder after (x) the Collection Agent receives payment of such Deemed Collections under Section 1.5(b) or (y) if such Deemed Collection is received before the Termination Date, an adjustment to the Secured Interest permitted by Section 1.5(c) is made.

         "Receivables Turnover Days" means an amount, expressed in days, obtained by multiplying (a) a fraction, (i) the numerator of which is equal to the Eligible Receivables Balance as of the most recent calendar month period and
(ii) the denominator of which is equal to Collections during the same such calendar month period, times (b) 30.

         "Records" means, for any Receivable, all contracts, books, records and other documents or information (including computer programs, tapes, disks, software and related property and rights) relating to such Receivable or the related Obligor.

         "Reinvestment Loan" is defined in Section 1.1(b).

         "Reinvestment Loans" means the Reinvestment Loans.

         "Related Bank Lenders" means the Persons listed as such (and their respective Loan Commitments) for each Uncommitted Conduit Lender as listed on
Schedule II hereto.

         "Reserve" means, for each Lender, an amount equal to the Lender Reserve Percentage multiplied by the Eligible Receivables Balance.

         "Reserve Percentage" means, at any time, the sum of the Loss Reserve, the Dilution Reserve and the Interest Reserve.

         "Secured Interest" is defined in Section 1.1(a).

         "Settlement Date" means, prior to the occurrence of a Termination Event, the twentieth day (or if such twentieth day is not a Business Day, the next succeeding Business Day) of each calendar month, and on and after the occurrence of a Termination Event, the second Business Day following the receipt by the Collection Agent of any Collections.

         "Settlement Period" means, for each Settlement Date (the "Applicable Settlement Date"), the period commencing on and including the preceding Settlement Date (or if none, the Closing Date) to but not including the Applicable Settlement Date.

         "Special Limit" means, only for so long as the applicable Obligor described below has its long term unsecured indebtedness rated not less than A-by S&P and A3 by Moody's, with respect to (a) Ford Motor Company, 20% of the outstanding principal balance of all Eligible Receivables, (b) Caterpillar Corporation, 10% of the outstanding principal balance of all Eligible Receivables and (c) General Motors Corporation, 10% of the outstanding principal balance of all Eligible Receivables, unless the Administrative Agent, in its discretion or at the direction of an Instructing Group, notifies the Borrower of a different limit.

         "S&P" means Standard & Poor's Ratings Group.

         "Subordinated Note" means each revolving promissory note issued by the Borrower to the applicable Originator under each Purchase Agreement.

         "Subordination Agreement" means the Subordination Agreement dated as of the date hereof between the Originators and the Borrower.

         "Subsidiary" means any Person of which at least a majority of the voting stock (or equivalent equity interests) is owned or controlled by the Parent or by one or more other Subsidiaries of the Parent. The Subsidiaries of the Parent on the date hereof are listed on Exhibit D.

         "Taxes" means all taxes, charges, fees, levies or other assessments (including income, gross receipts, profits, withholding, excise, property, sales, use, license, occupation and franchise taxes and including any related interest, penalties or other additions) imposed by any jurisdiction or taxing authority (whether foreign or domestic).

         "Termination Date" means the earliest of (a) the date of the occurrence of a Termination Event described in clause (e) of the definition of Termination Event, (b) the date designated by the Administrative Agent to the Borrower at any time after the occurrence of any other Termination Event, (c) the Business Day designated by the Borrower with no less than thirty (30) Business Days prior notice to the Administrative Agent and (d) May 17, 2000, subject to any extension pursuant to Section 1.9.

         "Termination Event" means the occurrence of any one or more of the following:

                   (a) any representation, warranty, certification or statement made by the Borrower or any Originator in, or pursuant to, any Transaction Document proves to have been incorrect in any material respect when made; or

                   (b) the Collection Agent, any Originator or the Borrower fails to make any payment or other transfer of funds hereunder when due (including any payments under Section 1.5(a)), and such failure remains unremedied for three Business Days; or

                   (c) the Borrower fails to observe or perform any covenant or agreement contained in Sections 3.3, 5.1(b), 5.1(e), 5.1(g), 5.1(i) or 5.1(j) of this Agreement or any Originator fails to perform any covenant or agreement in Section 4.1(a) of each Purchase Agreement; or

                   (d) the Borrower or the Collection Agent (or any sub-collection agent) fails to observe or perform any other term, covenant or agreement under any Transaction Document, and such failure remains unremedied for two Business Days; or

                   (e) the Borrower, any Originator or any Subsidiary suffers a Bankruptcy Event; or

                   (f) the average of the Delinquency Ratios as of the end of each of the most recent three calendar months exceeds 10%, the average of the Default Ratios as of the end of the most recent three calendar months exceeds 7.5%, the average of the Dilution Ratios as of the end of the most recent three calendar months exceeds 5.0%, the average of the Receivables Turnover Days as of the end of each of the most recent three calendar months exceeds 75 days or the average of the Loss-to Liquidation Ratios at the end of each calendar month measured for the three-month period then ending exceeds 1.0%; or

                   (g) (i) the Borrower, any Originator or any Affiliate, directly or indirectly, disaffirms or contests the validity or enforceability of any Transaction Document or (ii) any Transaction Document fails to be the enforceable obligation of the Borrower or any Affiliate party thereto; or

                   (h) any event occurs or condition exists which constitutes a default or event of default under (i) the Eagle-Picher Credit Agreement or (ii) any term, provision or condition contained in any agreement under which any indebtedness is created or governed; or

                   (i) the Parent shall fail to own and control, directly or indirectly, 100% of the outstanding voting stock of the Borrower and each Originator;

                  (j) a Collection Agent Replacement Event has occurred and is continuing; or

                   (k) a breach of the covenant set forth in Section 8.10 of the Eagle-Picher Credit Agreement, as modified herein. For purposes of this Agreement, Section 8.10 of the Eagle-Picher Credit Agreement and all other provisions thereof to which reference is made therein, together with related definitions and ancillary provisions, are hereby incorporated by reference, mutatis mutandis and will be deemed to continue in effect for the benefit of the Administrative Agent, the Lender Agents and the Lenders thereunder whether or not the Eagle-Picher Credit Agreement remains in effect, or any provision thereof is waived, modified or amended (unless the Administrative Agent and the Instructing Group agree that such waiver, modification or amendment to the Eagle-Picher Credit Agreement shall apply to this Agreement); provided, however that, for purposes hereof, the Test Period for such covenant shall be deemed to be each calendar month.

Notwithstanding the foregoing, a failure of a representation or warranty or breach of any covenant described in clause (a), (c) or (d) above related to a Receivable shall not constitute a Termination Event if the Borrower has been deemed to have collected such Receivable pursuant to Section 1.5(b) or, before the Termination Date, has adjusted the Secured Interest as provided in Section 1.5(c) so that such Receivable is no longer considered to be outstanding.

          "Transaction Documents" means this Agreement, the Fee Letters, the Limited Guaranty, each Purchase Agreement, the Rate Supplements, the Subordinated Notes, the Subordination Agreement, and all other documents, instruments and agreements executed or furnished in connection herewith and therewith.

         "Transfer Supplement" means an agreement among the parties hereto and a new Lender Group pursuant to which such new Lender Group becomes party to this Agreement.

         "UCC" means, for any state, the Uniform Commercial Code as in effect in such state.

         "Uncommitted Conduit Lender" means Amsterdam and each other Person who becomes an Uncommitted Conduit Lender pursuant to a Transfer Supplement.

         "United States" and "U.S." shall each mean the United States of America.

         "Unused Aggregate Loan Commitment" means, at any time, the difference between the Aggregate Loan Commitment then in effect and the outstanding Aggregate Loan Amount.

         "Unused Loan Commitment" means, for any Related Bank Lender at any time, the difference between its Loan Commitment and its Loan Amount then outstanding.

         "Written" (whether lower or upper case) or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile device, telegraph or cable.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Unless otherwise inconsistent with the terms of this Agreement, all accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with GAAP. Amounts to be calculated hereunder shall be continuously recalculated at the time any information relevant to such calculation changes.

                               Schedule II

        Related Bank Lenders and Loan Commitments of Related Bank Lenders


  UNCOMMITTED CONDUIT LENDER   NAMES OF RELATED                LOAN COMMITMENT
                                 BANK LENDERS
           Amsterdam           ABN AMRO Bank N.V.                 $37,500,000
                            PNC Bank, National Association        $37,500,000

                                    EXHIBIT A
                                       TO
                           RECEIVABLES LOAN AGREEMENT

                        FORM OF INCREMENTAL LOAN REQUEST


                                               ______________, 199_



ABN AMRO Bank N.V., as Administrative Agent
Asset Securitization, Structured Finance
Suite 725
135 South LaSalle Street
Chicago, Illinois 60674-9135
Attn:  Lender Agent-Amsterdam


  Re:       Receivables Loan Agreement dated as of May 18, 1999
        (the "Loan Agreement") among Eagle-Picher Acceptance Corporation, as Borrower, Eagle-Picher Industries, Inc., as Initial Collection Agent,
       ABN AMRO Bank N.V., as Administrative Agent, the Lender Agents from time to time party thereto and the Lenders thereunder

Ladies and Gentlemen:

         The undersigned Borrower under the above-referenced Loan Agreement hereby confirms its has requested an Incremental Loan of $___________ by [THE CONDUIT LENDERS] [NAME OF RELATED BANK LENDER] UNDER THE LOAN AGREEMENT. [THE INTEREST RATES FOR SUCH INCREMENTAL LOAN WILL BE GOVERNED BY THE RATE SUPPLEMENT FOR EACH LENDER.]

         Attached hereto as Schedule I is information relating to the proposed Incremental Loan required by the Loan Agreement. If on the date of this Incremental Loan Request ("Notice"), an Interim Liquidation is in effect, this Notice revokes our request for such Interim Liquidation so that Reinvestment Loans shall immediately commence in accordance with Section 1.1(d) of the Loan Agreement.

         The Borrower hereby certifies that both before and after giving effect to [each of] the proposed Incremental Loan[s] contemplated hereby and the use of the proceeds therefrom, all of the requirements of Section 7.2 of the Loan Agreement have been satisfied.

                                            Very truly yours,

                                            EAGLE-PICHER ACCEPTANCE CORPORATION



                                            By
                                              ---------------------------------
                                            Title
                                                 ------------------------------

                                   SCHEDULE I
                                       TO
                            INCREMENTAL LOAN REQUESTS


               SUMMARY OF INFORMATION RELATING TO PROPOSED LOAN(S)

         1.       Dates, Amounts, Lender(s)

A1       Date of Notice                                                                                   _________


A2       Measurement Date (the date
         of the most recent Daily Report)                                                                 _________

A3       Proposed Loan                       _________          _________           _________             _________
         Dates (each of which is a
         Business Day)

A4       Respective Proposed
         Incremental Loan on
         each such Loan                     $_________         $_________          $_________            $_________
         Date (each Incremental                 (A4A)             (A4B)               (A4C)                   (A4D)
         Loan must be in a
         minimum amount of
         $1,000,000 and multiples
         thereof, or, if less, an
         amount equal to the
         Maximum Incremental
         Loan Amount)

A5       Allocation among
         Lenders (Pro Rata)

                       Conduit Lenders      $_________         $_________          $_________            $_________

                       Name of Related
                       Bank
                       Lender               $_________         $_________          $_________            $_________

A6       Used Aggregate
         Commitment Amount
         (after such Incremental Purchase):                                                         $______________

Each proposed Loan Date must be a Business Day and must occur no later than two weeks after the Measurement Date set forth above. The choice of Measurement Date is a risk undertaken by the Borrower. If a selected Measurement Date is not the applicable Loan Date, the Borrower's choice and disclosure of such date shall not in any manner diminish or waive the obligation of the Borrower to assure the Lenders that, after giving effect to the proposed Loan, the actual Secured Interest as of the date of such proposed Loan does not exceed 100%.

                                   EXHIBIT B-1

                             FORM OF PERIODIC REPORT

                                                                     Exhibit B-1


                            EAGLE-PICHER INDUSTRIES
                          MONTHLY RECEIVABLES SUMMARY

                                    APRIL-99
                                    --------

Consolidated Receivables Activity:
----------------------------------
Beginning Receivables Balance                       Schedule 1                121,791,029
  Plus: Gross Sales Billings                                                   80,573,779
  Less: Cash Collections                                                      (68,885,460)
  Less: Non-Dilution Items                                                    (12,808,196)
  Less: Other Adjustments                                                        (573,206)
  Less: Charge Offs                                                                (6,982)
Ending Receivables Balance                                                    120,090,965
  Less: Intracompany                                                           (5,571,658)         4.64%
Subtotal (Consolidated Receivables Balance)                                   114,519,307
  Less: Ineligible Receivables                      Schedule 2                (24,597,795)        21.48%
  Less: Excess Concentrations                       Schedule 3                          -          0.00%
                                                                              -----------         ------
Eligible Receivables Balance                                                   89,921,512         78.52%
                                                                              ===========         ======

Consolidated Receivables Aging:                     Schedule 4
-------------------------------
Current to 30 Days                                                             78,366,079            68%
31-60 Days                                                                     26,792,320            23%
61-90 Days                                                                      5,325,778             5%
91+ Days                                                                        4,035,129             4%
                                                                              --------------------------
Total Consolidated Receivables                                                114,519,307           100%

Ownership Interest:
-------------------
Loss Reserve                                        Schedule 5                 16,207,711          18.0%
Dilution Reserve                                    Schedule 6                  2,697,645           3.0%
Discount Reserve                                    Schedule 7                  1,697,376           1.9%
                                                                              --------------------------
Total Reserves                                                                 20,602,734          22.9%

Maximum Advance                                                                69,318,778
Aggregate Net Investment                                                       69,000,000
Ownership Interest                                                                   99.5%

Covenant Compliance:                                             Covenant Level     Ratio     Compliance
--------------------                                             --------------     -----     ----------
Delinquency Ratio*                                  Schedule 5            10.0%       6.5%       YES
Default Ratio*                                      Schedule 5             7.5%       4.2%       YES
Dilution Ratio                                      Schedule 6             5.0%       0.8%       YES
Loss to Liquidation Ratio*                          Schedule 6             1.0%      -0.1%       YES
Turnover Ratio*                                     Schedule 7              75      54.34%       YES
Coverage Ratio                                                           100.0%     100.5%       YES

*Three month trailing average.

The undersigned hereby represents and warrants that the foregoing is a true and accurate accounting with respect to outstandings of April 30,1999 in accordance with the Receivables Purchase Agreement dated as of May 1999 and that all representations and warranties are restated and reaffirmed.

                                          Signed by:
                                                       -------------------------
                                              Title:   Treasurer

                                   EXHIBIT B-2


                              FORM OF DAILY REPORT

                                                                     Exhibit B-2


                             EAGLE-PICHER INDUSTRIES
                            DAILY RECEIVABLES REPORT


Today's Date:            May 26, 1999
Reporting Date:          May 24, 1999

RECEIVABLES BALANCE
      Beginning Balance            130,509,319.48
      Billings                       2,041,615.86
      Cash Collections               3,053,790.49
      Adjustments                     (131,234.08)
      Non AR Cash                       24,412.06
      -------------------------------------------
      Ending Balance               129,390,322.83


RESERVES
      Gross Receivables            129,390,322.83
      Intracompany                   6,003,710.98       4.64%
                                   --------------
      Consol. Rec. Bal.            123,386,611.85

      Ineligible & Concentration    26,503,444.23      21.48%
                                   --------------
      El. Rec. Bal.                 96,883,167.63

      Reserves                      22,186,245.39      22.90%
      -------------------------------------------
      Maximum Advance               74,896,922.24

      Current Advance               60,000,000.00

      Potential Change              14,000,000.00


The undersigned hereby represents and warrants that the foregoing is a true and accurate accounting with respect to outstandings of the above date in accordance with the Receivables Purchase Agreement dates as of March 1999 and that all representations and warranties are restated and reaffirmed.


                                    Signed by:
                                                --------------------------------
                                        Title:  Treasurer

                                    EXHIBIT C

               ADDRESSES AND NAMES OF BORROWER AND EACH ORIGINATOR

     1. Locations. (a) The chief executive office of the Borrower and each Originator are located at the following address:

                           Carpenter Enterprises Limited
                           1867 Cass-Hartmann Court
                           Traverse City, Michigan  49684

                           Daisy Parts, Inc.
                           135 East South Street
                           Hillsdale, Michigan  49242

                           Eagle-Picher Acceptance Corporation
                           250 East Fifth Street
                           Suite 500
                           Cincinnati, Ohio  45202

                           Eagle-Picher Development Company, Inc.
                           250 East Fifth Street
                           Suite 500
                           Cincinnati, Ohio  45202

                           Eagle-Picher Fluid Systems, Inc.
                           7854 Lochlin Drive
                           Brighton, Michigan  48116

                           Eagle-Picher Industries, Inc.
                           250 East Fifth Street
                           Suite 500
                           Cincinnati, Ohio  45202

                           Eagle-Picher Minerals, Inc.
                           6110 Plumas Street
                           Reno, Nevada  89509-6060

                           Eagle-Picher Technologies, LLC
                           "C" and Porter Streets
                           Joplin, Missouri  64801

                           Hillsdale Tool & Manufacturing Co.
                           135 East South Street
                           Hillsdale, Michigan  49242

                           Michigan Automotive Research Corporation
                           1254 North Main Street
                           Ann Arbor, Michigan  48104

No such address was different at any time since January 1, 1999

         (b) The following are all the locations where the Borrower and each Originator directly or through its agents maintain any Records:

                           Carpenter Enterprises Limited
                           1867 Cass-Hartmann Court
                           Traverse City, Michigan  49684

                           Daisy Parts, Inc.
                           135 East South Street
                           Hillsdale, Michigan  49242

                           Eagle-Picher Acceptance Corporation
                           250 East Fifth Street
                           Suite 500
                           Cincinnati, Ohio  45202

                           Eagle-Picher Development Company, Inc.
                           250 East Fifth Street
                           Suite 500
                           Cincinnati, Ohio  45202

                           Eagle-Picher Fluid Systems, Inc.
                           7854 Lochlin Drive
                           Brighton, Michigan  48116

                           Eagle-Picher Industries, Inc.
                           250 East Fifth Street
                           Suite 500
                           Cincinnati, Ohio  45202

                                    Cincinnati Industrial Machinery Division
                                    3280 Hageman Street
                                    Cincinnati, Ohio  45241

                                    Construction Equipment Division
                                    1802 East 50th Street
                                    Lubbock, Texas  79404

                             Ross Aluminum Foundries Division
                             815 North Oak Avenue
                             Sidney, Ohio  45365

                             Rubber Molding Division
                             19 Ohio Avenue
                             Norwich, Connecticut  06360

                             Wolverine Gasket Division
                             2638 Princess Street
                             Inkster, Michigan  48141

                           Eagle-Picher Minerals, Inc.
                           6110 Plumas Street
                           Reno, Nevada  89509-6060

                           Eagle-Picher Technologies, LLC
                           "C" and Porter Streets
                           Joplin, Missouri  64801

                             Boron Department
                             798 Highway 69A
                             Quapaw, Oklahoma  74363

                             Chemicals Department
                             "C" and Porter Streets
                             Joplin, Missouri  64801

                             Chemsyn Science Laboratories
                             13605 West 96th Terrace
                             Lenexa, Kansas  66215-1297

                             Commercial Products Department
                             North Bethel Road
                             Seneca, Missouri  64865

                             Electro-Optic Materials Department
                             737 Highway 69A
                             Quapaw, Oklahoma  74363

                             Environmental Science and Technology Department 200 B.J. Tunnell Boulevard
                             Miami, Oklahoma  74354

                             Federal Systems & Power Subsystems Departments "C" and Porter Streets
                             Joplin, Missouri  64801

                             Power Systems Department
                             3820 South Hancock Expressway
                             Colorado Springs, Colorado  80911-1231

                             Precision Products Department
                             1927 West 4th Street
                             Joplin, Missouri  64801

                           Hillsdale Tool & Manufacturing Co.
                           135 East South Street
                           Hillsdale, Michigan  49242

                           Michigan Automotive Research Corporation
                           1254 North Main Street
                           Ann Arbor, Michigan  48104

          2. Names. The following is a list of all names (including trade names or similar appellations) used by the Borrower and each Originator or any of its divisions or other business units that generate Receivables:

                           Eagle-Picher Industries, Inc.
                           Carpenter Enterprises Limited
                           Cincinnati Industrial Machinery Division
                           Construction Equipment Division
                           Daisy Parts, Inc.
                           Eagle-Picher Development Company, Inc.
                           Eagle-Picher Fluid Systems, Inc.
                           Eagle-Picher Minerals, Inc.
                           Eagle-Picher Technologies, LLC
                           Hillsdale Tool & Manufacturing Co.
                           Michigan Automotive Research Corporation
                           Ross Aluminum Foundries Division
                           Rubber Molding Division
                           Wolverine Gasket Division
                           Boron Department
                           Chemicals Department
                           Chemsyn Science Laboratories
                           Commercial Products Department
                           Electro-Optic Materials Department
                           Environmental Science and Technology Department Federal Systems & Power Subsystems Departments

                           Power Systems Department
                           Precision Products Department

                                    EXHIBIT D


                                  SUBSIDIARIES

         Carpenter Enterprises limited
         Daisy Parts, Inc.
         Eagle-Picher Acceptance Corporation
         Eagle-Picher Development Company, Inc.
         Eagle-Picher Far East, Inc.
         Eagle-Picher Fluid Systems, Inc.
         Eagle-Picher Minerals, Inc.
         Hillsdale Tool & Manufacturing Co.
         Michigan Automotive Research Corporation
         Eagle-Picher Automotive GmbH
         Eagle-Picher Rubber Molding, S.A.
         Eagle-Picher Fluid Systems Ltd.
         Eagle-Picher Hillsdale Limited
         Eagle-Picher Industries Europe B.V.
         Eagle-Picher Technologies LLC
         Eagle-Picher Technologies GmbH
         Eagle-Picher Industries of Canada Limited
         Eagle-Picher Minerals International S.A.R.L.
         Eagle-Picher UK Limited
         Eagle-Picher Wolverine GmbH
         Eagle-Picher, Inc.
         EPTEC, S.A. de C.V.
         Equipos de Acuna, S.A. de C.V.
         United Minerals GmbH & Co. KG
         United Minerals Verwaltungs-und Beteiligungs GmbH
         Cincinnati Industrial Machinery Sales Company

                                    EXHIBIT E


                          LOCK BOXES AND LOCK-BOX BANKS



                                RELEVANT ORIGINATOR                                              COLLECTION
          BANK                                                    LOCK-BOX NUMBER                  ACCOUNT
NBD Bank                  Eagle-Picher Industries, Inc.         77456 (Detroit, MI)                 723673
                          Eagle-Picher Fluid Systems, Inc.      77202 (Detroit, MI)                 723673
                          Hillsdale Tool & Manufacturing        77632 (Detroit, MI)                 723673
                          Co.
                          Eagle-Picher Industries, Inc.         771073 (Detroit, MI)                723673
                          Eagle-Picher Minerals, Inc.           771118 (Detroit, MI)                723673
                          Carpenter Enterprises Limited         78115 (Detroit, MI)                 723673
                          Eagle-Picher Industries, Inc.         77138 (Detroit, MI)                 723673





                                RELEVANT ORIGINATOR                                              COLLECTION
          BANK                                                    LOCK-BOX NUMBER                  ACCOUNT

PNC Bank,                 Eagle-Picher Technologies,            664 (Pittsburgh, PA)              4000627434
National Association      LLC
                          Eagle-Picher Technologies,            666 (Pittsburgh, PA)              4000627434
                          LLC
                          Eagle-Picher Technologies,            890319 (Dallas, TX)               4000627434
                          LLC
                          Eagle-Picher Industries, Inc.        1202 (Cincinnati, OH)              4000627434
                          Eagle-Picher Industries, Inc.        960588 (Cincinnati, OH)             4000627434
                          Michigan Automotive Research        [TO BE PROVIDED POST-CLOSING]    [TO BE PROVIDED
                          Corporation                                                           POST-CLOSING]

                                    EXHIBIT F

                          TO RECEIVABLES LOAN AGREEMENT


                             FORM OF LOCK BOX LETTER


[Name of Lock Box Bank]

Ladies and Gentlemen:

         Reference is made to the lock-box numbers _______________ in __________ and the associated lock-box demand deposit account number ____________ maintained with you (such lock-boxes and associated lock-box demand deposit account, collectively, the "Accounts"), each in the name of Eagle-Picher Industries, Inc. ("Eagle-Picher"). Eagle-Picher hereby confirms it has sold all Receivables (as defined below) to Eagle-Picher Acceptance Corporation (the "Borrower").

         In connection with the Receivables Loan Agreement, dated as of May 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Receivables Loan Agreement"), among the Borrower, the Initial Collection Agent, the Administrative Agent, the Lender Agents from time to time party thereto and the Lenders thereunder, the Borrower has assigned to the Administrative Agent for the benefit of the Lenders an undivided percentage interest in the accounts, chattel paper, instruments or general intangibles (collectively, the "Receivables") under which payments are or may hereafter be made to the Accounts, and has granted to the Administrative Agent for the benefit of the Lenders a security interest in its retained interest in such Receivables. As is the customary practice in this type of transaction, we hereby request that you execute this letter agreement. All references herein to "we" and "us" refer to Eagle-Picher and the Borrower, jointly and severally. Your execution hereof is a condition precedent to our continued maintenance of the Accounts with you.

         We hereby transfer exclusive dominion and control of the Accounts to the Administrative Agent, subject only to the condition subsequent that the Administrative Agent shall have given you notice that a "Collection Agent Replacement Event" has occurred and is continuing under the Receivables Loan Agreement and of its election to assume such dominion and control, which notice shall be in substantially the form attached hereto as Annex A (the "Administrative Agent's Notice").

         At all times prior to the receipt of the Administrative Agent's Notice described above, all payments to be made by you out of, or in connection with the Accounts, are to be made in accordance with the instructions of the Borrower or its agent.

         We hereby irrevocably instruct you, at all times from and after the date of your receipt of the Administrative Agent's Notice as described above, to make all payments to be made by you out of, or in connection with, the Accounts directly to the Administrative Agent, at its address set forth below its signature hereto or as the Administrative Agent otherwise notifies you, or otherwise in accordance with the instructions of the Administrative Agent.

         We also hereby notify you that, at all times from and after the date of your receipt of the Administrative Agent's Notice as described above, the Administrative Agent shall be irrevocably entitled to exercise in our place and stead any and all rights in connection with the Accounts, including, without limitation, (a) the right to specify when payments are to be made out of, or in connection with, the Accounts and (b) the right to require preparation of duplicate monthly bank statements on the Accounts for the Administrative Agent's audit purposes and mailing of such statements directly to an address specified by the Administrative Agent. At all times from and after the date of your receipt of the Administrative Agent's Notice, neither we nor any of our affiliates shall be given any access to the Accounts.

         The Administrative Agent's Notice may be personally served or sent by telex, facsimile or U.S. mail, certified return receipt requested, to the address, telex or facsimile number set forth under your signature to this letter agreement (or to such other address, telex or facsimile number as to which you shall notify the Administrative Agent in writing). If the Administrative Agent's Notice is given by telex or facsimile, it will be deemed to have been received when the Administrative Agent's Notice is sent and the answerback is received (in the case of telex) or receipt is confirmed by telephone or other electronic means (in the case of facsimile). All other notices will be deemed to have been received when actually received or, in the case of personal delivery, delivered.

         By executing this letter agreement, you acknowledge the existence of the Administrative Agent's right to dominion and control of the Accounts and its ownership of and security interest in the amounts from time to time on deposit therein and agree that from the date hereof the Accounts shall be maintained by you for the benefit of, and amounts from time to time therein held by you as agent for, the Administrative Agent on the terms provided herein. The Accounts are to be entitled "Eagle-Picher Acceptance Corporation and ABN AMRO Bank N.V., as Administrative Agent for the Lenders" with the subline "Eagle-Picher Industries, Inc.". Except as otherwise provided in this letter agreement, payments to the Accounts are to be processed in accordance with the standard procedures currently in effect. All service charges and fees in connection with the Accounts shall continue to be payable by us under the arrangements currently in effect.

         By executing this letter agreement, you (a) irrevocably waive and agree not to assert, claim or endeavor to exercise, (b) irrevocably bar and estop yourself from asserting, claiming or exercising and (c) acknowledge that you have not heretofore received a notice, writ, order or other form of legal process from any other party asserting, claiming or exercising, any right of set-off, banker's lien or other purported form of claim with respect to the accounts or any funds from time to time therein. Except for your right to payment of your service charge and fees and to make deductions for returned items, you shall have no rights in the Accounts or funds therein, except deductions for service charges, fees and returned or misplaced items. To the extent you may ever have any additional rights, you hereby expressly subordinate all such rights to all rights of the Administrative Agent.

         You may terminate this letter agreement by cancelling the Accounts maintained with you, which cancellation and termination shall become effective only upon thirty (30) days prior written notice thereof from you to the Administrative Agent in the absence of fraud or abuse. Incoming mail addressed to the Accounts (including, without limitation, any direct funds transfer to the Accounts) received after such cancellation shall be forwarded in accordance with the Administrative Agent's instructions. This letter agreement may also be terminated upon written notice to you by the Administrative Agent stating that the Receivables Loan Agreement is no longer in effect. Except as otherwise provided in this paragraph, this letter agreement may not be terminated without the prior written consent of the Administrative Agent.

         This letter agreement contains the entire agreement between the parties with respect to the subject matter hereof, and may not be altered, modified or amended in any respect, nor may any right, power or privilege of any party hereunder be waived or released or discharged, except upon execution by you, us and the Administrative Agent of a written instrument so providing. The terms and conditions of any agreement between us and you (a "Lock-Box Service Agreement") (whether now existing or executed hereafter) with respect to the lock-box arrangements, to the extent not inconsistent with this letter agreement, will remain in effect between you and us. In the event that any provision in this letter agreement is in conflict with, or inconsistent with, any provision of any such Lock-Box Service Agreement, this letter agreement will exclusively govern and control. Each party agrees to take all actions reasonably requested by any other party to carry out the purposes of this letter agreement or to preserve and protect the rights of each party hereunder.

         Eagle-Picher agrees to indemnify, defend and hold harmless you and your affiliates, directors, officers, employees, agents, successors and assigns (each, an "Indemnitee") from and against any and all liabilities, losses, claims, damages, demands, costs and expenses of every kind (including but not limited to costs incurred as a result of items being deposited in the Account and being unpaid for any reason, reasonable attorney's fees and the reasonable charges of your in-house counsel) incurred or sustained by any Indemnitee arising out of your performance of the services contemplated by this Lock-Box Letter, except to the extent such liabilities, losses, claims, damages, demands, costs and expenses are the direct result of your gross negligence or willful misconduct. The provisions of this paragraph shall survive the termination of this Lock-Box Letter.

         In the event Eagle-Picher becomes subject to a voluntary or involuntary proceeding under the United States Bankruptcy Code, or if you are otherwise served with legal process which you in good faith believe affects funds in the Account you may suspend disbursements from the Account otherwise required by the terms hereof until such time as you receive an appropriate court order or other assurances satisfactory to you establishing that the funds may continue to be disbursed according to the instructions contained in this Lock-Box Letter.

         THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This letter agreement may be executed in any number of counterparts and all of such counterparts taken together will be deemed to constitute one and the same instrument.

         Please indicate your agreement to the terms of this letter agreement by signing in the space provided below. This letter agreement will become effective immediately upon execution of a counterpart of this letter agreement by all parties hereto.

                                       Very truly yours,

                                       EAGLE-PICHER INDUSTRIES, INC.



                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------



                                       EAGLE-PICHER ACCEPTANCE CORPORATION

                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------

Accepted and confirmed as of
the date first written above:

By:  ABN AMRO Bank N.V., as Administrative Agent


By:
   ------------------------------
Title:
      ---------------------------


By:
   ------------------------------
Title:
      ---------------------------


Address of notice:

         ABN AMRO Bank N.V.
         Structured Finance, Asset Securitization
         135 South LaSalle Street
         Chicago, Illinois 60674
         Attention:  Lender Agent-Amsterdam
         Telephone Number:  (312) 904-6263
         Telecopy Number:  (312) 904-6376


Acknowledged and agreed to as of the date first written above:

[NAME OF BANK]


By:
   ------------------------------
Title:
      ---------------------------

Address for notice:

----------------------------------

----------------------------------

----------------------------------

                                                                      ANNEX A TO
                                                                 LOCK-BOX LETTER

[Name of Bank]


         Re:          Eagle-Picher Acceptance Corporation
                      Lock Box Numbers ______________
                      Lock-Box Account Number ____________

Ladies and Gentlemen:

         Reference is made to the letter agreement dated _________________ (the "Letter Agreement") among Eagle-Picher Industries, Inc., Eagle-Picher Acceptance Corporation, the undersigned, as Administrative Agent, and you concerning the above-described lock-boxes and lock-box account (collectively, the "Accounts"). We hereby give you notice that a "Collection Agent Replacement Event" has occurred and is continuing under the Receivables Loan Agreement (as defined in the Letter Agreement) and of our assumption of dominion and control of the Accounts as provided in the Letter Agreement.

         We hereby instruct you not to permit any other party to have access to the Accounts and to make all payments to be made by you out of or in connection with the Accounts directly to the undersigned upon our instructions, at our address set forth above.

                                        Very truly yours,

                                        ABN AMRO Bank N.V.



                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------



                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------

cc:   Eagle-Picher Acceptance Corporation

                                    EXHIBIT G

                          TO RECEIVABLES LOAN AGREEMENT


                             COMPLIANCE CERTIFICATE

To: ABN AMRO Bank N.V., as Administrative Agent, and each Lender

         This Compliance Certificate is furnished pursuant to Section 5.1(a)(iii) of the Receivables Loan Agreement, dated as of May 18, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Loan Agreement"), among the Borrower, the Initial Collection Agent, the Administrative Agent, the Lender Agents from time to time party thereto and the Lenders thereunder. Terms used in this Compliance Certificate and not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

         The undersigned hereby represents, warrants, certifies and confirms that:

                  1. The undersigned is a duly elected Designated Financial Officer of the undersigned.

                  2. Attached hereto is a copy of the financial statements described in Section 5.1(a)(i) or 5.1(a)(ii) of the Loan Agreement.

                  3. The undersigned has reviewed the terms of the Transaction Documents and has made, or caused to be made under his/her supervision, a detailed review of the transactions and the conditions of the Borrower and each Originator during and at the end of the accounting period covered by the attached financial statements.

                  4. The examinations described in paragraph 3 hereof did not disclose, and the undersigned has no knowledge of, the existence of any condition or event which constitutes a Potential Termination Event, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below.

                  5. Based on the examinations described in paragraph 3 hereof, the undersigned confirms that the representations and warranties contained in Article IV of the Loan Agreement are true and correct as though made on the date hereof, except as set forth below.

                  6. The undersigned confirms that Year 2000 remediation efforts are proceeding as scheduled.

                    7. [INDICATE WHETHER AN AUDITOR, REGULATOR OR THIRD PARTY CONSULTANT OF THE UNDERSIGNED HAS ISSUED A MANAGEMENT LETTER OR OTHER COMMUNICATION REGARDING YEAR 2000 EXPOSURE, PROGRAM OR PROGRESS].

         Described below are the exceptions, if any, to paragraphs 4 and 5 listing, in detail, the nature of the condition or event, the period during which it has existed and the action the undersigned has taken, is taking or proposes to take with respect to each such condition or event:







         The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Compliance Certificate in support hereof, are made and delivered this ____ day of ___________, 199__.

                                              [NAME OF BORROWER OR PARENT]



                                               By:
                                                  -----------------------------
                                                  Designated Financial Officer

                                    EXHIBIT H

                         CREDIT AND COLLECTION POLICIES


                  [TO BE PROVIDED NOT LATER THAN JUNE 18, 1999]

                                    EXHIBIT I

                        LITIGATION, CLAIMS & PROCEEDINGS

PENDING LITIGATION

---------------------------------------- -------------------------------------------- -------------------------------

               CASE NAME                                    COURT                              CASE NUMBER
---------------------------------------- -------------------------------------------- -------------------------------
McGraw v. Eagle-Picher Industries, Inc.  Jefferson County Circuit Court (Ala.)                 CV-95-03557
---------------------------------------- -------------------------------------------- -------------------------------

People's Qui Tam Suit                    U.S. District Court (W.D. Mo.)                      96-5009-CV-SW-1
---------------------------------------- -------------------------------------------- -------------------------------

Parish Chemical Company v.
Eagle-Picher Industries, Inc.            Utah County Dist. Court (4th Dist.)                   970400119CV
---------------------------------------- -------------------------------------------- -------------------------------

Hunter Blanco  v. Eagle-Picher
Industries, Inc.                         Lubbock County, Dist. Court (TX)                       97-500-523
---------------------------------------- -------------------------------------------- -------------------------------

Anstett, et. al. v. Eagle-Picher
Industries, Inc.                         U.S. District Court (N.D. Indiana)                     97-CV-0458
---------------------------------------- -------------------------------------------- -------------------------------

State of Michigan, Dept. of the          Michigan Court of Appeals (petition for
Treasury v. Michigan Automotive          certiorari filed with Supreme Court of
Research Corp.                           Michigan)                                               184-497
---------------------------------------- -------------------------------------------- -------------------------------

Caradon Doors & Window Inc. v.
Eagle-Picher Industries, Inc.            U.S. District Court (N.D. Georgia)                    1-97-CV-1331
---------------------------------------- -------------------------------------------- -------------------------------

Therma-Tru Corporation v. Pease
Industries                               U.S. District Court (E.D. Michigan)                   97-CV-70916 4DT
---------------------------------------- -------------------------------------------- -------------------------------

Leach, Virgil v. Eagle-Picher            U.S. District Court Northern District of
Industries, Inc. et. al.                 Indiana                                                98-CV-0038
---------------------------------------- -------------------------------------------- -------------------------------

                                         U.S. Bankruptcy Court Southern
Fibrex Inc.                              Dist. of Ohio                                          98-1810-RLB-11
---------------------------------------- -------------------------------------------- -------------------------------

Lawhorn, Ruby  v.                        U.S. Dist. Court
Eagle-Picher Industries, Inc.            Northern Dist. Indiana                                1:99-CV-0075
---------------------------------------- -------------------------------------------- -------------------------------

Vadus, Cornett  v.
Eagle-Picher Industries, Inc.            U.S. Dept. of Labor                                   95-BLA-1651
---------------------------------------- -------------------------------------------- -------------------------------

Adams, Otis  v.
Eagle-Picher Industries, Inc.            U.S. Dept. of Labor                                   ###-##-####
---------------------------------------- -------------------------------------------- -------------------------------

Dal-Fab Machine, Inc.  v.
Eagle-Picher Industries, Inc., et.al.    Malheur Court
                                         Cir. Court (OR)                                       99-01-302592
---------------------------------------- -------------------------------------------- -------------------------------

Llewellyn  v.
Eagle-Picher Industries, Inc., et. al.   U.S. Dist. Court N.D. TX -                               N/A -
                                         Dallas Div.                                        EPI not yet served
---------------------------------------- -------------------------------------------- -------------------------------

THREATENED LITIGATION

1. $40,000 property damage claim by James Amendola and Erie Insurance Group arising from fire in toy car allegedly caused by Eagle-Pitcher battery.

2. Claim for possible remediation of property owned by Block 260, Ltd. that is adjacent to Eagle-Picher's Colorado Springs facility.

3. $20,000 property damage claim by Hazel Ferguson and Doris Johnson arising from fire in toy car allegedly caused by Eagle-Picher battery.

4. Property damage claim by John Lemay arising from fire in toy car allegedly caused by Eagle-Picher battery.

5. Personal injury claim by Reuben Olivas for injury while operating Eagle-Picher forklift.

6. Personal injury claim by Richard Matt, an independent contractor, for ankle injury while working at the Lovelock NV facility of Eagle-Picher Minerals, Inc.

7. Potential claim by M&Q Plastics against Eagle-Picher Fluid Systems U.K. for wrongful termination of manufacturing/supply agreement.


                                      I-2